UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

Advanced Photonix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held
August 23, 2013

To the Stockholders of Advanced Photonix, Inc.:

We are pleased to invite you to attend the 2013 Annual Meeting of Stockholders (the Annual Meeting) of Advanced Photonix, Inc., which will be held at our principal office at 2925 Boardwalk, Ann Arbor, Michigan 48104, at 10:00 a.m., Eastern Time, on August 23, 2013. We are holding this meeting to:

(1)	Elect the six directors nominated by the Board of Directors to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified (Proposal 1);

(2)	Conduct an advisory vote on the compensation of the Company’s Named Executive Officers (Proposal 2 or the Say-on-Pay Proposal);

(3)	Conduct an advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers (Proposal 3 or the Say-When-on-Pay Proposal);

(4)	Adopt the Company’s 2013 Equity Incentive Plan (Proposal 4 or the Equity Plan Proposal);

(5)	Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014 (Proposal 5);

(6)
Consider and act upon a stockholder proposal to amend our By-laws to allow stockholders to nominate director candidates for inclusion in our proxy materials, if properly presented at the Annual Meeting (Proposal 6 or the Proxy Access Proposal); and

(7)	Consider and act upon such other matters as may properly be brought before the meeting or any postponements or adjournments thereof by or at the direction of the Board.

The Board of Directors has fixed the close of business on July 2, 2013 as the record date for the Annual Meeting.  Only stockholders who owned our Class A Common Stock at the close of business on July 2, 2013 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Shares of our Class A Common Stock can be voted at the Annual Meeting only if the holder is present in person or represented by proxy.

The Board of Directors is soliciting the accompanying proxy to vote at the Annual Meeting.  This year we are again taking advantage of the Securities and Exchange Commission’s (SEC) “notice and access” rules that allow issuers to furnish proxy materials to stockholders via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. In accordance with the SEC’s “notice and access” rules, we sent Notices of Internet Availability of Proxy Materials (the Notice) to holders of our Class A Common Stock on or about July 12, 2013. The Notice describes how you can access our proxy materials, including this Proxy Statement, beginning on July 12, 2013.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this Proxy Statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support and continued interest in Advanced Photonix, Inc.  We look forward to seeing you at our Annual Meeting.

By Order of the Board of Directors,

July 12, 2013	ROBIN F. RISSER
Secretary

i

ii

2925 Boardwalk
Ann Arbor, MI 48104

PROXY STATEMENT FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

As more fully described in the Notice of Internet Availability of Proxy Materials (the Notice), Advanced Photonix, Inc., a Delaware corporation (we, the Company or API), on behalf of its Board of Directors (the Board), has made its proxy materials available to you on the internet in connection with the Company’s 2013 Annual Meeting of Stockholders (the Annual Meeting) and for any postponements or adjournments thereof to be held at the Company’s principal office at 2925 Boardwalk, Ann Arbor, Michigan 48104, at 10:00 a.m., Eastern time, on August 23, 2013. The Notice was mailed to all Company stockholders of record on or about July 12, 2013, and our proxy materials were posted on the website referenced in the Notice and made available to stockholders on July 12, 2013. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

INFORMATION ABOUT THE MEETING

Q:	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:
In accordance with rules adopted by the Securities and Exchange Commission (SEC), we may furnish proxy materials, including this Proxy Statement and our 2013 Annual Report to Stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	Why am I receiving these materials?

A:
Our Board has made these materials available to you on the internet, or, upon your request, has delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting.  This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.

Q:	Who can vote at the Annual Meeting?

A:
Only stockholders of record as of the close of business on July 2, 2013 (the Record Date) are entitled to vote at the Annual Meeting.  On that date, there were 31,157,547 shares of our Class A Common Stock, par value $0.001 (Common Stock) outstanding and entitled to vote.

Q:	What do I need for admission to the Annual Meeting?

A:
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company.  If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof.  You should be prepared to present photo identification for admission.  If you hold your shares of Common Stock in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of a voting instruction form provided by your bank, broker or other nominee, or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission.  If you do not provide photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Q:	How many shares of Common Stock must be present to conduct the Annual Meeting?

A:
We must have a “quorum” present in person or by proxy to hold the Annual Meeting.  A quorum is a majority of the outstanding shares of Common Stock entitled to vote.  Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the existence of a quorum.

Q:	What matters are to be voted upon at the Annual Meeting?

A:	Six proposals are scheduled for a vote at the Annual Meeting:

•	Election of the six directors named in this Proxy Statement to serve until the next Annual Meeting of Stockholders (Proposal 1);

•	Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers (Proposal 2 or the Say-on-Pay Proposal);

•	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers (Proposal 3 or the Say-When-on-Pay Proposal);

•	Adoption of the Company’s 2013 Equity Incentive Plan (Proposal 4 or the Equity Plan Proposal);

•	Ratification of the appointment of BDO USA, LLP (BDO) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014 (Proposal 5); and

•
If properly presented at the Annual Meeting, a stockholder proposal to amend our By-laws to allow stockholders to nominate director candidates for inclusion in our proxy materials as further described in “Proposal 6” (Proposal 6 or the Proxy Access Proposal).

As of the date of this Proxy Statement, our Board does not know of any other business to be presented at the Annual Meeting.   If you grant a proxy, the persons named as proxy holders, Richard D. Kurtz and Jeff Anderson, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	What is the difference between holding shares of Common Stock as a stockholder of record and as a beneficial owner?

A:
If your shares of Common Stock are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “stockholder of record” of those shares of Common Stock and the Notice has been provided directly to you by API.  In contrast, if you purchased your shares of Common Stock through a bank, brokerage or other financial intermediary, the bank, brokerage or other financial intermediary will be the “stockholder of record” of those shares of Common Stock.  Generally, when this occurs, the bank, brokerage or other financial intermediary will automatically put your shares of Common Stock into “street name”, which means that the bank, brokerage or other financial intermediary will hold your shares of Common Stock in its name or another nominee’s name and not in your name, but will keep records showing you as the real or “beneficial owner”.  If you hold shares of Common Stock beneficially in street name, the Notice has been forwarded to you by your bank, broker or other holder of record.

Q:	How do I vote if my bank or broker holds my shares in “street name”?

A:
If you hold shares of Common Stock beneficially in street name, you must vote by giving instructions to your bank, broker or nominee. You should follow the voting instructions that you receive from them. The availability of telephone and internet voting will depend on the bank’s, broker’s or other financial intermediary’s voting process. You may also vote in person at the meeting if you obtain a legal proxy from the bank, brokerage or other financial intermediary that holds your shares giving you the right to vote the shares.

Q:	How does the Board recommend that I vote?

A:      The Board recommends that you vote:

1.	FOR the election of each of the director nominees named in this Proxy Statement;

2.	FOR the Say-on-Pay Proposal;

3.	FOR the proposal to approve, on an advisory basis, future advisory votes on the compensation of the Company’s Named Executive Officers on an annual basis at each year’s Annual Meeting of Stockholders;

4.	FOR the Equity Plan Proposal;

5.	FOR the proposal to ratify the selection of BDO as our independent registered public accounting firm for the fiscal year ending March 31, 2014; and

6.	AGAINST the Proxy Access Proposal.

Q:	How do I vote before the Annual Meeting?

A:
Whether you hold shares of Common Stock directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted before the Annual Meeting. If you are a stockholder of record, you may vote by proxy.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.  If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

With respect to the election of directors, you may vote “FOR” all the nominees to the Board, you may withhold authority to vote for any nominee(s) you specify or you may withhold authority to vote for all the nominees as a group.  With respect to the Say-When-on-Pay Proposal, you may vote “1 YEAR,” “TWO YEARS” or “THREE YEARS,” or abstain from voting.  With respect to the Say-on-Pay Proposal, the Equity Plan Proposal, the ratification of the selection of BDO as our independent registered public accounting firm for the fiscal year ending March 31, 2014, and the Proxy Access Proposal, you may vote “FOR” or “AGAINST,” or abstain from voting. Whether you hold shares of Common Stock directly as the stockholder of record or beneficially in street name, you may direct how your shares are to be voted before the Annual Meeting.

Q:	May I vote at the Annual Meeting?

A:
Shares of Common Stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting.  Shares of Common Stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the bank, brokerage or other financial intermediary that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Annual Meeting in person.

Q:	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, at no cost to you, you may contact us by calling the corporate Secretary at (734) 864-5600 or by writing to the Company at: Advanced Photonix, Inc., Attention: Corporate Secretary, 2925 Boardwalk, Ann Arbor, Michigan 48104.

Q:	How many votes do I have?

A:
Each share of Common Stock that you own as of the Record Date entitles you to one vote on each matter voted upon at the Annual Meeting.  As of the Record Date, there were 31,157,547 shares of our Common Stock outstanding and entitled to vote. The Company’s By-Laws do not permit cumulative voting in any case.

Q:	May I change my vote?

A:
Yes, you may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a valid proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Corporate Secretary at Advanced Photonix, Inc. Attention: Corporate Secretary, 2925 Boardwalk, Ann Arbor, Michigan 48104, prior to your shares of Common Stock being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. For shares of Common Stock that you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provided, or, if you have obtained a legal proxy from your bank, broker or nominee giving you the right to vote your shares of Common Stock, by attending the Annual Meeting and voting in person.

Q:	Will my shares of Common Stock be voted if I don’t provide instructions to my bank or broker?

A:
If you are the beneficial owner of shares of Common Stock held in “street name” by a bank or broker, you must instruct your bank or broker how to vote your shares of Common Stock.  If you do not provide voting instructions at least ten days prior to the Annual Meeting date, your bank or broker will be entitled to vote the shares of Common Stock with respect to “discretionary” items but will not be permitted to vote the shares of Common Stock with respect to “non-discretionary” items (we refer to the latter case as a broker non-vote).  In the case of a broker non-vote, your bank or broker can register your shares of Common Stock as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE MKT Stock Exchange (NYSE MKT).

Under NYSE MKT rules, only the proposal to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending March 31, 2014  is considered a discretionary item for which your bank or broker will have discretionary voting power if you do not give instructions with respect to this proposal at least ten days prior to the Annual Meeting date, while the proposal to elect directors, the Say-on-Pay Proposal, the Say-When-on-Pay Proposal, the Equity Plan Proposal, and the Proxy Access Proposal are non-discretionary matters for which specific instructions from beneficial owners are required.  As a result, your bank or broker will not be allowed to vote with respect to the proposal to elect directors, the Say-on-Pay Proposal, the Say-When-on-Pay Proposal, the Equity Plan Proposal, or the Proxy Access Proposal if you do not provide your bank or broker with specific voting instructions on this proposal.

Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the Notice or, if you if you requested to receive printed proxy materials, the instructions provided on the proxy card if you are a stockholder of record, or the voting instruction form provided to you by your broker, bank, trustee, or nominee if you hold shares beneficially in street name.

Q:	What vote is required to elect Directors?

A:
As provided by the Company’s By-Laws, the directors will be elected by the vote of a plurality of the votes cast.  As only a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of the election.

Q:	What vote is required to approve the Say-on-Pay Proposal?

A:
This matter is being submitted to enable stockholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.  In order to be approved on an advisory basis, this proposal must receive the “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.  Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the proposal as brokers are not entitled to vote on such proposals in the absence of instructions from the beneficial owner.

Q:	What vote is required to determine the frequency with which a Say-on-Pay Proposal will be included in our proxy materials pursuant to the Say-When-on-Pay Proposal?

A:
This matter is being submitted to enable stockholders to express a preference as to whether future advisory votes on executive compensation should be held every year, every two years or every three years.  Abstentions and broker non-votes will not be counted as expressing any preference.  If none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by stockholders.  However, because this vote is advisory and not binding on us or our Board in any way, our Board may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the alternative selected by our stockholders.

Q:	What vote is required to approve the Equity Plan Proposal?

A:
For approval of this proposal, the proposal must receive the “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the proposal as brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner.

Q:	What vote is required to ratify the selection of BDO as API’s independent registered public accounting firm for the fiscal year ending March 31, 2014?

A:
For approval, this proposal must receive the “FOR” vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter.   Abstentions will have the same effect as a vote against the proposal.  Brokers generally have discretionary authority to vote on the ratification of the selection of our independent registered public accounting firm, thus we do not expect any broker non-votes on this proposal.

Q:	What vote is required to approve the Proxy Access Proposal?

A:
In order to be approved, the Proxy Access Proposal must receive the “FOR” vote of a majority of the shares of Common Stock outstanding (which constitutes the whole capital stock of the Company) entitled to vote at the 2013 Annual Meeting.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Q:	Who will count the votes?

A:	Votes will be counted by independent inspectors of election appointed for the Annual Meeting by the Chairman of the Annual Meeting.

Q:	Who pays for the solicitation of proxies?

A:
We will pay for the entire cost of soliciting proxies.  We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.  In addition, our directors and employees may solicit proxies in person, by telephone, via the Internet or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	We will announce preliminary results at the Annual Meeting. We will report final results in a filing with the SEC on Form 8-K.

Q:	May I propose actions for consideration at next year’s Annual Meeting of Stockholders or nominate individuals to serve as directors?

A:	Yes. The following requirements apply to stockholder proposals, including director nominations, for the 2014 Annual Meeting of Stockholders.

Requirements for Stockholder Proposals to be Considered for Inclusion in Proxy Materials:

Stockholders interested in submitting a proposal for inclusion in the proxy materials distributed by us for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act). To be eligible for inclusion, stockholder proposals must be received by us no later than March 14, 2014 and must comply with the Company’s By-Laws and regulations of the SEC under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  If we hold our 2014 Annual Meeting of Stockholders more than 30 days before or after August 23, 2014 (the one-year anniversary date of the 2013 Annual Meeting), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. Proposals should be addressed to our principal executive offices: Advanced Photonix, Inc., Attention: Corporate Secretary, 2925 Boardwalk, Ann Arbor, Michigan 48104.

Requirements for Stockholder Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates:

Stockholders who wish to present a proposal, including the nomination of directors to the Board, at the 2014 Annual Meeting of Stockholders but who do not intend for such proposal to be included in the proxy materials distributed by us for such meeting, must deliver written notice of the nomination or proposal to the Corporate Secretary at the above address no earlier than May 25, 2014 and no later than June 24, 2014 (provided, however, that if the 2014 Annual Meeting of Stockholders is held earlier than July 24, 2014 or later than October 22, 2014, nominations and proposals must be received no later than the close of business on the tenth day following the day on which the notice or public announcement of the date of the 2014 Annual Meeting of Stockholders is first mailed or made, as applicable, whichever occurs first). The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in the Company’s By-laws, and must comply with the other requirements specified in the Company’s By-laws. For further information on how a stockholder may nominate a candidate to serve as a director, please see the disclosure appearing under the heading, “Nomination Procedures” on Page 11 of this Proxy Statement.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of Common Stock owned beneficially by any persons we know to be beneficial owners of more than five percent (5%) of our outstanding shares of Common Stock, each of our directors, each of our executive officers named in the Summary Compensation Table below, and all of our directors and executive officers as a group: The percentage of ownership is calculated based upon 31,157,547 shares of Common Stock issued and outstanding as of the Record Date.

Name & Address of Beneficial Owner	Number of Shares Owned	Shares Underlying Options/Warrants(1)	Percent of Class(2)
Named Executive Officers and Directors
Richard D. Kurtz	236,018	281,016(3)	1.6%
Robin F. Risser	980,599	310,993(4)	4.1%
Steven Williamson	1,947,200	392,166(5)	7.4%
Jeff Anderson	150,000	96,666(3)	0.8%
M. Scott Farese	179,360	178,008(3)	1.1%
Stephen P. Soltwedel	224,016	178,008(3)	1.3%
Lance Brewer	119,683	128,008(3)	0.8%
Donald Pastor	147,783(6)	153,008(3)	1.0%

Directors & Executive Officers as a Group	3,984,569	1,717,873(7)	17.3%

1.	Represents shares issuable pursuant to stock options and stock purchase warrants that are exercisable within 60 days of the Record Date.

2.
Represents percentage of issued and outstanding shares of the Company’s Common Stock, assuming the beneficial owner (and no other beneficial owner) exercises all stock purchase warrants and stock options which are exercisable within 60 days of the Record Date.

3.	Represents shares underlying stock options.

4.	Includes 221,929 shares underlying stock options and 89,064 shares underlying stock purchase warrants.

5.	Includes 214,034 shares underlying stock options and 178,132 shares underlying stock purchase warrants.

6.	Includes 140,283 shares of the Company’s Common Stock that are jointly held by Donald Pastor and his wife, Diane Pastor.

7.	Includes 1,450,677 shares underlying stock options and 267,196 shares underlying stock purchase warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require our executive officers and directors and persons owning more than 10% of our common stock to file certain reports on ownership and changes in ownership with the SEC. Based on a review of our records and other information, we believe that during fiscal year 2013, our executive officers and directors and all persons holding more than 10% of our common stock timely filed all required Section 16 reports, except for the following reports on Form 4 which were inadvertently filed late: (i) reports filed on June 18, 2012 by each of Jeff Anderson, Robin F. Risser and Steven Williamson covering the receipt of 25,000 options to purchase the Company’s Class A Common Stock, par value $0.001 (Common Stock) pursuant to grants made under the Company’s 2007 Equity Incentive Plan; and (ii) a report filed on June 18, 2012 by Richard D. Kurtz covering the receipt of 50,000 options to purchase Common Stock pursuant to a grant made under the Company’s 2007 Equity Incentive Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

Our entire Board is elected each year at the Annual Meeting of Stockholders.  The Board is currently composed of six members.  Each of the nominees listed below is an incumbent director whose nomination to serve for a one-year term was recommended by our Nominating and Governance Committee and approved by the Board.  The six nominees include four independent directors as defined in the NYSE MKT rules and regulations.

Each nominee elected as a director will continue in office until the next Annual Meeting of Stockholders or until his or her successor has been elected or appointed.  Each person nominated below has consented to be named in this Proxy Statement and has agreed to serve if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S SIX NOMINEES FOR DIRECTOR.

If you grant a proxy, the persons named as proxy holders, Richard D. Kurtz and Jeff Anderson, or any of them, intend to vote the proxy “FOR” the election of each of these nominees unless you indicate on the proxy a vote against or an abstention with respect to any of the nominees.  If for some reason any director nominee is unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board, and unless you indicate otherwise on the proxy, the proxies will be voted in favor of the remaining nominees. If any substitute nominees are designated for election at the Annual Meeting, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules.

Biographical Information for Nominees

The following persons are nominees for election as directors:

Name	Age	Position or Principal Occupation	Director Since
Richard D. Kurtz	61	Chief Executive Officer (CEO), President and Director	2000

Robin F. Risser	62	Chief Operating Officer (COO), Secretary and Director	2005

Lance Brewer	54	Director	2005

M. Scott Farese	56	Director	1998

Donald Pastor	59	Chairman of the Board and Director	2005

Stephen P. Soltwedel	66	Director	2000

Set forth below is certain information relating to the directors of the Company.

Richard D. Kurtz –CEO, President and Director

Mr. Kurtz became a director of the Company in February 2000, was appointed CEO in February 2003, and also served as the Company’s Chairman of the Board from July 2000 through October 2012.  Mr. Kurtz also serves as the President of Picometrix LLC (Picometrix), a wholly-owned subsidiary of the Company formerly known as Picometrix, Inc, and the President of Advanced Photonix Canada, Inc., a wholly-owned subsidiary of the Company established to acquire the non-automotive business assets of Silonex Inc. In June 2006, Mr. Kurtz was appointed to serve as President of the Company.  Prior to joining the Company in February 2003, he was director of Client Services and Strategic Planning for Quantum Compliance Systems Inc., a privately owned software company specializing in the development and installation of environmental health and safety management systems.  Prior to joining Quantum in June 2001, Mr. Kurtz served as Vice President of Sales and Marketing for Filtertek Inc., an ESCO technology company, for more than thirteen years.  Mr. Kurtz’s extensive executive experience managing high technology companies, his in-depth knowledge of our Company and its day-to-day operations, and his strong strategic vision for the Company qualify him to serve on the Board.

Robin F. Risser – COO, Secretary and Director

Mr. Risser joined the Company in May 2005 through its acquisition of Picometrix, was appointed CFO of the Company and General Manager of Picometrix at that time and became a director of the Company in July 2005. In April 2011, Mr. Risser was appointed to serve as COO of the Company, and continued to serve as the Company’s CFO until Jeff Anderson assumed those duties effective August 29, 2011. Mr. Risser is also the Secretary of the Company.  Prior to joining the Company, Mr. Risser served as the Chief Executive Officer and a member of the board of directors of Picometrix since 1992, the year in which he co-founded Picometrix. Mr. Risser also worked at Bendix Corporation from 1973 to 1981, focusing on corporate financial and strategic planning. Mr. Risser is also a member of the Optical Society of America.  Mr. Risser has passed the certified public accountant exam and holds an M.B.A. from the University of Michigan.  Mr. Risser’s intimate knowledge of the Company’s operations, his prior experience as the Chief Executive Officer and a member of the board of directors of Picometrix and his substantial expertise in financial matters make him a valuable member of the Board.

Lance Brewer – Director

Mr. Brewer became a director of the Company in July 2005.  He has been a partner at the law firm of Brewer & Brewer since 1989, the year in which he co-founded the firm.  Brewer & Brewer is headquartered in Newport Beach, California and specializes in the representation of financial institutions, business acquisitions and litigation and insurance defense.  Mr. Brewer’s career-long experience with matters of business and law informs the Board’s consideration of management issues and strategic initiatives, many of which involve complex legal and financial arrangements.

M. Scott Farese - Director

Mr. Farese became a director of the Company in August 1998.  Mr. Farese is currently President of Chelsea Partners, a firm which he founded in 2004 that specializes in facilitating private investments in privately held companies.  For the thirteen years prior to the establishment of Chelsea Partners, Mr. Farese was employed by Filtertek, Inc., an ESCO technology company, most recently holding the position of Business Unit Director.  From 2007 until February 2010, he was the Chief Executive Officer of Memacin, a firm that he co-founded and that specializes in the manufacture and distribution of dietary supplements and nutraceuticals.  Mr. Farese’s extensive knowledge of the Company, his many years’ experience managing high technology businesses that face financial and technical challenges similar to those faced by the Company and his experience in the private investment market make him a valuable member of the Board.

Donald Pastor – Chairman of the Board and Director

Mr. Pastor became a director of the Company in July 2005 and assumed the role of non-executive Chairman of the Board in October 2012.  Mr. Pastor is also the President of DP Business Services, a consulting firm which he founded in January 2012, and an Adjunct Professor of Business at Molloy College.  From 1986 through June 2012, he served as the President – Electronics Systems Division of Telephonics Corporation.  In addition, Mr. Pastor previously served as the Chief Executive Officer of TLSI, a wholly owned subsidiary of Telephonics Corporation, and as the Chief Financial Officer of Telephonics Corporation. For the past thirty years, Mr. Pastor has held a variety of financial, administrative and operational positions in high technology and defense related industries. Mr. Pastor’s extensive experience in financial, administrative and operational positions in high technology and defense related industries qualify him for service on the Board.

Stephen P. Soltwedel - Director

Mr. Soltwedel became a director of the Company in February 2000.  In May 2007 he retired as President of Filtertek, Inc., an ESCO technology company where he had been employed since 1979 and had previously held the position of Vice President and Chief Financial Officer.  Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, Wisconsin. Mr. Soltwedel’s prior executive experience managing a high technology company and his substantial expertise in financial and accounting matters make him a valuable member of the Board.

CORPORATE GOVERNANCE

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and our stockholders.  We are in compliance with the corporate governance requirements imposed by the Dodd-Frank Act, Sarbanes-Oxley Act, other applicable U.S. and state securities laws, as well as NYSE MKT rules and will continue to review our policies and practices to meet ongoing developments in this area.

Code of Ethical Conduct

The Company has adopted a Code of Ethical Conduct applicable to its President, CEO and CFO pursuant to the Sarbanes-Oxley Act of 2002.  In addition the Company has adopted a Code of Business Conduct and Ethics applicable to all employees and directors, including the officers listed above.  Both the Code of Ethical Conduct and the Code of Business Conduct and Ethics are published on the Company’s web site, www.advancedphotonix.com, under the “Corporate Governance” link on the “Investors” page.  Both the Code of Ethical Conduct and the Code of Business Conduct and Ethics are also available in print upon request and at the Company’s expense.  We will post any amendments to or waivers of either the Code of Ethical Conduct or the Code of Business Conduct and Ethics on the Company’s web site.

BOARD MEETINGS AND COMMITTEES

Board Meetings, Annual Meeting and Attendance of Directors

The Board held nine meetings during the fiscal year ended March 31, 2013. During fiscal year 2013, each of the directors attended 75% or more of the combined total meetings of the Board and the respective committees on which he served. As a matter of policy, members of the Board are required to make every reasonable effort to attend the Annual Meeting of Stockholders.  All members of the Board attended the Company’s 2012 Annual Meeting of Stockholders.

Board Leadership Structure

The Company’s leadership structure has evolved over the past year with the separation of the Chairman and CEO roles formerly held by Mr. Kurtz in October 2012, and the subsequent appointment of Mr. Pastor as the Company’s independent, non-executive Chairman of the Board. Through the appointment of a non-executive Chairman, the Board has further strengthened its independent leadership, which the Board believes is a critical aspect of effective governance.

Under our current leadership structure, Mr. Kurtz, in his capacity as CEO, is responsible for the day to day leadership and performance of the Company, while Mr. Pastor, as Chairman of the Board, provides guidance to Mr. Kurtz and senior management, facilitates the development of enhanced reporting mechanisms to improve the Board’s oversight of the Company, and sets the agenda for and presides over Board meetings.

Director Independence

The Board has affirmatively determined that the following directors have no material relationship with the Company and are independent within the meaning of Rule 10A-3 of the Exchange Act (Rule 10A-3) and NYSE MKT Company Guide Section 803A:  Lance Brewer, M. Scott Farese, Donald Pastor and Stephen P. Soltwedel.  Independent directors receive no compensation from the Company for service on the Board or the Committees other than directors’ fees (with the Chairman of the Board receiving an additional sum for his service as Chairman), non-discretionary awards granted under our 2007 Equity Incentive Plan (the 2007 Equity Plan) and, subject to stockholder approval of the Equity Plan Proposal, awards granted under our 2013 Equity Incentive Plan (the 2013 Equity Plan).

Executive Sessions

As required by the NYSE MKT listing standards, our non-management directors meet in executive sessions with only non-management directors present at least once annually.

Communications with Directors

You may contact the entire Board, any Committee of the Board, the non-management directors as a group or any individual director by calling the Company’s hotline at 800-785-1003 (U.S. and Canada) which is administered by a third party service provider, Lighthouse Services.  Lighthouse Services collects all requests for contact and delivers them to the appropriate director or group of directors.  The contact information for our hotline is also located on our web site at www.advancedphotonix.com under the “Independent Directors” link on the “Investors” page.  Stockholders are also welcome to communicate directly with the Board at the Company’s Annual Meeting.

Committees of the Board

The Board has three standing Committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.  All of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are independent directors within the applicable definitions of the NYSE MKT listing standards and Rule 10A-3.  Each of the Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.  The Charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee have been approved by the Board and are posted on the Company’s web site, www.advancedphotonix.com under the “Corporate Governance” link on the “Investors” page.  Each Committee’s Charter is also available in print to any requesting stockholder at the Company’s expense.

Audit Committee.  As set forth in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to: (1) oversee the Company’s financial reporting principles and policies including review of the financial reports and other financial and related information released by the Company to the public, or in certain circumstances governmental bodies; (2) review the Company’s system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established; (3) review the Company’s accounting and financial reporting processes; (4) review and appraise with management the performance of the Company’s independent auditors; and (5) provide an open avenue of communication between the independent auditors and the Board.  The Audit Committee, chaired by Steven P. Soltwedel, held five meetings during the fiscal year ended March 31, 2013.  During fiscal year 2013, the Audit Committee consisted of Steven P. Soltwedel, M. Scott Farese and Donald Pastor.  The Board has determined that Donald Pastor and Stephen P. Soltwedel each qualify as an “Audit Committee Financial Expert” under the regulations promulgated by the SEC.

Compensation Committee.  The Compensation Committee evaluates directors’ and management compensation and administers the Company’s equity incentive plans.  The Compensation Committee, chaired by Donald Pastor, met once during fiscal year 2013.  The members of the Compensation Committee are M. Scott Farese, Lance Brewer and Donald Pastor.  Pursuant to the Compensation Committee Charter, the Compensation Committee is responsible for (i) discharging the Board’s responsibilities relating to compensation of the Company’s executive officers, (ii) reviewing and approving an annual report on executive compensation prepared by management for inclusion in the Proxy Statement in accordance with applicable rules and regulations and (iii) reviewing and recommending to the Board the fees paid to the independent directors for service on the Board and its Committees. The Compensation Committee made recommendations concerning executive compensation for our executive officers for fiscal year 2013 which were approved by the independent directors of the Board. Further information relating to the Compensation Committee’s processes and procedures for the consideration and determination of executive officer compensation is set forth under the heading “Executive Compensation Discussion and Analysis” beginning on Page 13 of this Proxy Statement.

Nominating and Governance Committee.  The Nominating and Governance Committee identifies individuals qualified to become members of the Board and its Committees and addresses the Company’s demands for governance. The Nominating and Governance Committee, chaired by Lance Brewer, held three meetings during fiscal year 2013. The members of the Nominating and Governance Committee are Lance Brewer, M. Scott Farese and Steven P. Soltwedel. The Nominating and Governance Committee’s responsibilities include (i) identifying individuals qualified to become Board members, (ii) recommending individuals to the Board as director nominees and recommending directors to serve as members of the Board’s Committees, and (iii) developing and recommending to the Board a set of corporate governance guidelines.

Nomination Procedures

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation and quality of performance.  The Nominating and Governance Committee identifies potential new director candidates by recommendations from its members, other Board members, Company management and stockholders, and may, if necessary or appropriate, engage a professional search firm to assist in this process.

The Nominating and Governance Committee will also consider nominees recommended by stockholders in accordance with our By-Laws as well as those recommended by management or consultants retained by the Nominating and Governance Committee.  Under our By-Laws and as described in this Proxy Statement under the heading, “May I propose actions for consideration at next year’s Annual Meeting of Stockholders or nominate individuals to serve as directors?” on Page 5 of this Proxy Statement, any interested person may recommend a nominee by submitting the nomination within the timeframe specified by our By-Laws, together with the information and materials required by our By-Laws, to Advanced Photonix, Inc. Attention: Corporate Secretary, 2925 Boardwalk, Ann Arbor, Michigan 48104. The Nominating and Governance Committee uses the same criteria that it applies to recommendations from the Committee members, directors and members of management to evaluate recommendations for director candidates submitted by stockholders.  The Company has not made any changes to the procedures by which stockholders may recommend nominees to the Board since the Company’s last proxy statement.

The Nominating and Governance Committee evaluates candidates’ skills, expertise, integrity, character, judgment, independence, corporate experience, length of service, willingness to serve, conflicts and commitments (including, among other things, the number of other public and private company boards on which a director candidate serves), and such other factors as it deems appropriate.  The Nominating and Governance Committee also considers whether a prospective nominee has appropriate business experience, as well as the ability to make independent, analytical judgments, the ability to be an effective communicator and the ability and willingness to devote the time and effort to be an effective and contributing member of the Board.

The Board’s Role in Risk Oversight

The Board is responsible for overseeing the major risks facing the Company and reviewing management’s proposals for their mitigation. In addition, the Board has delegated oversight of certain categories of risk to the Audit Committee. The Audit Committee reviews and discusses significant financial and nonfinancial risk exposures and the steps management has taken to monitor, control, and report such exposures. In performing their oversight responsibilities, the Board and the Audit Committee periodically discuss with management the Company’s policies with respect to risk assessment and risk management. The Audit Committee reports to the Board regularly on matters relating to the specific areas of risk that the Audit Committee oversees. Additionally, as discussed below in “Executive Compensation Discussion and Analysis”, the Compensation Committee attempts to design compensation standards for the Company’s personnel in a way that discourages behavior that may lead to excessive risk-taking.

Named Executive Officers of API

Name	Position with API
Richard D. Kurtz	President and CEO
Robin F. Risser	COO and Secretary
Jeff Anderson	Chief Financial Officer (CFO)
Steven Williamson	Chief Technology Officer (CTO)

Set forth below is certain biographical information concerning our Named Executive Officers who are not also directors:

Mr. Anderson, age 54, joined the Company on August 29, 2011 as its new CFO and has over 30 years of business experience, starting in public accounting and moving into a number of high technology companies.  From June 2002 until joining API, Mr. Anderson served as the Vice President of Finance and Corporate Controller of the principal domestic operating subsidiary of ON Semiconductor Corporation.  Prior to joining ON Semiconductor Corporation, he held various financial management positions at Honeywell, Maxtor, and several high-growth private technology companies.  Mr. Anderson received his undergraduate degree in Accounting from the University of Minnesota and his MBA from Regis College in Denver. He passed the CPA exam in May of 1981 and the CMA exam in December of 1985.

Mr. Williamson, age 59, joined the Company in May 2005 through its acquisition of Picometrix and was appointed CTO of the Company at that time.  Prior to joining the Company, Mr. Williamson served as the President, Chief Technology Officer and a member of the board of directors of Picometrix since 1992, the year in which he co-founded Picometrix.  Mr. Williamson earned his B.A. in Physics (Optics) from the University of Rochester, has seventy five publications in the field of ultra fast optics and optoelectronics and holds seventeen patents.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is responsible for setting and administering the policies that govern executive salaries, cash bonus awards and equity incentive awards.  The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation, including equity grants, for API’s executive officers, including Richard D. Kurtz, President and CEO; Robin F. Risser, COO and Secretary; Jeff Anderson, CFO; and Steven Williamson, CTO (collectively, the Named Executive Officers or the NEOs). The Compensation Committee operates pursuant to a charter that further outlines the Compensation Committee’s specific authority, duties and responsibilities and may, pursuant to its charter, form and delegate authority to subcommittees when appropriate.

Introduction

Our compensation programs are designed to reward our Named Executive Officers for their contributions to the Company’s achievements aimed at long-term strategic management and enhancement of stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our Named Executive Officers’ total compensation is composed of a mix of base salary, annual cash incentive bonus and long-term incentive equity awards that include both stock options and stock grants. Depending on the needs of the Company, incentive compensation may be issued in the form of discretionary grants or pursuant to the Company’s Executive Incentive Compensation Plan (the Bonus Plan).

Objectives of the Compensation Program

The Company’s compensation program, including its executive compensation program, is designed to provide compensation packages that attract, motivate and retain outstanding executive personnel.  In particular, the Company generally compensates its Named Executive Officers with a mix of cash and equity compensation that is designed to be both competitive with the compensation offered by peer companies that operate in similar industries and to closely align the interests of the Company’s Named Executive Officers with the interests of our stockholders.

What the Compensation Program is Designed to Reward

The compensation program for the Company’s Named Executive Officers is designed to reward contributions to the Company’s short and long term growth and enhancement of stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.  The Compensation Committee does not consider the Company’s current compensation program to encourage unnecessary or excessive risk-taking by the Named Executive Officers and from time to time reviews the program to determine if any such risk-taking may be so encouraged.

Principles and Methodologies for Setting Compensation

The Compensation Committee reports to the Board and is responsible for setting and administering the Company’s compensation program and policies as well as monitoring the Company’s compensation philosophy and objectives.   Upon conclusion of each fiscal year, the Compensation Committee reviews and recommends to the independent directors for approval various compensation elements, including base salaries and, if applicable, “target” bonuses” (expressed as a percentage of base salary) for the next fiscal year for the Named Executive Officers.  For those fiscal years in which the Bonus Plan is in effect, the Compensation Committee also determines whether a bonus was achieved under the Company’s Bonus Plan for the Company’s fiscal year just ended and, if achieved, whether such bonus will be paid in the form of cash, restricted stock, or some combination thereof.

Alternatively, if the Bonus Plan is not in effect for a fiscal year, the Compensation Committee determines whether to grant equity awards under the Company’s 2007 Equity Incentive Plan (the 2007 Equity Plan) or recommend to the Board that a discretionary cash bonus be awarded.  In making this determination, the Compensation Committee evaluates the performance achievements and strategic accomplishments of each Named Executive Officer and of the Company during the year from the perspectives of both long-term growth and current results.  In light of the Company’s goal of providing compensation that is competitive with its peer companies in the technology industry, the Compensation Committee also considers the results of the compensation surveys that are prepared by its external compensation consultants from time to time.  With respect to the CEO’s discretionary bonus, in addition to reviewing both the aforementioned performance data and comparative compensation information, the Compensation Committee also considers the CEO’s self-evaluation of how well he believes he performed against his commitments in the year, with an assessment of his performance against the Company’s stated strategic objectives and, if available, recommendations from the Compensation Committee’s external compensation consultants. With respect to discretionary bonuses for the other Named Executive Officers, the Compensation Committee receives recommendations from the CEO and other performance evaluations and, based on such input and the aforementioned performance data and comparative compensation information, provides its recommendations to the Board.

Elements of Executive Compensation; How the Compensation Committee Chose Amounts

The elements we use to achieve our compensation objectives, and to enable the Company to retain, motivate, engage, and reward our Named Executive Officers and other executives include base salary, annual incentive compensation and long-term equity compensation.

Element / Type of Plan	Link to Compensation Objectives	Key Features
Base Salary (Cash)	♦ Fixed amount of compensation for performing day-to-day responsibilities. ♦ Provides financial stability and security.
♦ Competitive pay that takes into consideration the salary paid to persons in similar positions at other technology companies (Peer Companies), the executive’s performance, criticality of the executive’s position, and the executive’s knowledge, skills and experience.

♦ Executives may be eligible for an annual increases depending on individual performance, their level of pay compared to the salaries paid to persons in similar positions at Peer Companies, and upon a change in role and responsibilities.

Annual Incentive (Cash and/or Equity Awards)
♦ Motivates and rewards for achievement key operational and personal development goals measured over the current fiscal year.

♦ In fiscal years when the Bonus Plan is in effect, utilization of sales results and earnings metrics and a range of payouts based on the achievement of such metrics (as opposed to an “all or nothing” payout scheme) functions to mitigate risk.

♦ If the Bonus Plan is not in effect for a fiscal year, a discretionary cash bonus may be awarded based on the Compensation Committee’s evaluation of an executive’s performance.

♦ If the Bonus Plan is in effect for a fiscal year:
    o A target bonus ranging between 30% and 50% of base salary is established for each NEO.
    o Goals are set annually and the financial metrics are tied to the Company’s annual budget.
    o At the discretion of the Compensation Committee, bonuses may be settled in cash, equity, or a combination of both.

Long-Term Incentive (Stock Options & Time-based Restricted Stock Awards)
♦ Motivates and rewards for sustaining long-term financial and operational performance that increases stockholder value.

♦ Encourages continued employment through vesting periods in order to obtain shares.

♦ Stock Options:
    o Encourages achievement of long-term performance goals since value is entirely dependent upon long-term increases in the price of the Company’s Class A Common Stock (Stock).
    o Minimum vesting schedule of 6 months.
    o Generally vest in three installments with 33%, 33% and 34% vesting on the 6-month, 1st year and 2nd year anniversary, respectively, of the grant date.

♦ Time-based Restricted Stock Awards:
    o Encourages achievement of long-term performance goals since value increases in direct proportion to increases in the value of the Company’s Stock.
    o Generally vest in three installments with 33%, 33% and 34% vesting on the 6-month, 1st year and 2nd year anniversary, respectively, of the grant date.

Base Salary.

As described above, base salary is the primary fixed element in the Company’s compensation program and is intended to provide an element of certainty and security to the Company’s Named Executive Officers on an ongoing basis.  While executive salaries are reviewed by the Compensation Committee on an annual basis, as well as at the time of a promotion or other material change in responsibilities, an increase in base salary is not automatic or guaranteed.  Increases in salary are based on an evaluation of the individual’s performance, the Company’s financial condition and, when such information is available, the level of pay compared to the salaries paid to persons in similar positions at Peer Companies.

While historically the base salaries paid to the Company’s Named Executive Officers have generally been in the lower range or median of the base salaries paid by the Company’s Peer Companies, the Compensation Committee determined not to make any adjustment to the base salaries of the Company’s Named Executive Officers for fiscal year 2013.  To insure that the Company is able to meet its obligations under the Company’s credit facilities with Silicon Valley Bank (SVB) and Partners for Growth III, L.P. (PFG), the the Company’s Named Executive Officers voluntarily waived 20% of their respective base salaries that would otherwise be payable for the period commencing March 1, 2013 and ending July 31, 2013. The employment agreements of the Named Executive Officers were amended on February 28, 2013 to reflect this voluntary 20% base salary reduction for such period.

Annual Incentive.

In fiscal year 2013, the Compensation Committee did not utilize the Bonus Plan pursuant to which it pays incentive bonuses (which may be paid in the form of cash, restricted stock, or some combination thereof) based upon achievement of certain Company performance objectives relating to Sales results and EBIT Percentage results (each term as defined in the Bonus Plan). In evaluating whether to recommend to the Board that a discretionary cash bonus be awarded, the Compensation Committee considered the following performance achievements that occurred during fiscal year 2013: the acquisition of the non-automotive business of Silonex Inc. by the Company and its newly formed Canadian subsidiary, Advanced Photonix Canada, Inc.; the efforts undertaken to strengthen the Company’s liquidity and access to capital during fiscal year 2013, including the entry into a new $2.5 million credit agreement with PFG and the amendments to the SVB credit facility that provided the Company increased flexibility in meeting its financial covenants; the continued expansion of the Company’s value-added reseller (VAR) network to support the Company’s Terahertz product line; the 20% reduction in net sales from $29,495,000 in fiscal year 2012 to $23,649,000 in fiscal year 2013; the 114% increase in net losses from $(2,112,000) in fiscal year 2012 to $(4,521,000,000) in fiscal year 2013; and the fact that the stock price of the Company’s Stock decreased during fiscal year 2013 from $0.67 a share as of the end of fiscal year 2012 to $0.47 a share as of the end of fiscal year 2013.  Based upon the preceding considerations, the Compensation Committee determined not to recommend discretionary cash bonuses to any of the Company’s Named Executive Officers for fiscal year 2013.

Equity Awards.

The Compensation Committee believes that incentivizing executives to focus on long-term performance is of particular importance and that one of the most effective ways to accomplish this objective is to provide the Company’s Named Executive Officers with equity awards, the value of which is dependent upon the performance of the Company’s Stock.  Equity ownership also aligns the interests of the Named Executive Officers with those of their fellow stockholders since its value is dependent on the value of the Company’s Stock.  Equity awards are typically subject to vesting or forfeiture provisions which operate to help encourage the Named Executive Officers to maintain their employment with the Company.  For these reasons, equity compensation is generally a significant element of the total annual compensation of the Company’s Named Executive Officers.

Under the 2007 Equity Plan, employees, including the Named Executive Officers, may be granted stock options and stock awards, which may be subject to time-based or performance-based vesting.  The Compensation Committee may issue stock awards to encourage achievement of long-term performance goals, since the value of this type of compensation increases in direct proportion to increases in the value of the Company’s Stock.   In addition to stock awards, the Compensation Committee may award stock options as an incentive to create long-term stockholder value.  The award of stock options achieves this purpose because the value of stock option awards is entirely dependent upon long-term increases in the price of the Company’s shares.  Similar to stock awards, stock options also vest over time and thus reward sustained performance by executive officers and discourage unnecessary risk.

Following the conclusion of fiscal year 2012, the Compensation Committee evaluated the performance of both our Named Executive Officers and the Company over the preceding fiscal year when determining whether to grant discretionary equity awards.  In connection with its evaluation, the Compensation Committee noted, among other things, the increase in net sales that occurred during fiscal year 2012; the development of a VAR network; the execution of a new credit agreement with SVB and corresponding payoff of the insider notes issued to Messers. Risser and Williamson; and the restructuring of the Company’s management team.  In particular, the Compensation Committee took into consideration the following key developments in fiscal year 2012:

•
The development of a VAR network to support the expansion of the Company’s Terahertz product line by entering into VAR agreements with Automation and Control Technology, Inc. and Thermo Fisher Scientific for the Company’s T-Gauge™ industrial terahertz gauging system.

•	Sales growth across three of the Company’s five major markets during fiscal year 2012, resulting in a 2.3% revenue increase from $28.84 million to $29.50 million.

•	The decrease in the Company’s stock price during fiscal year 2012 from $2.01 a share as of the end of the fiscal year 2011 to $0.67 a share as of the end of fiscal year 2012.

•
Improvements in the Company’s liquidity and access to capital during fiscal year 2012 resulting from its repayment of its outstanding loans with The PrivateBank and Trust Company, entrance into a new credit agreement with SVB that provided, among other things, an increase in the Company’s aggregate line of credit from $3.0 million to $5.0 million and a $3.0 million export-import line of credit sub facility, and its payoff of the promissory notes issued to Messers. Risser and Williamson as part of the consideration for the Company’s acquisition of Picometrix in 2005.

•
The restructuring of the Company’s management team, including the creation of the position of COO and the selection of Mr. Risser to fill that position, and the hiring of Mr. Anderson, a finance executive with over 30 years of business experience, most recently as the Vice President of the principal domestic operating subsidiary of ON Semiconductor Corporation, as the Company’s new CFO.

In consideration of the preceding accomplishments, the Compensation Committee approved grants of stock options under the 2007 Equity Plan to the CEO (50,000 shares), COO (25,000 shares), CFO (25,000 shares) and CTO (25,000 shares) on June 12, 2012. The stock options become exercisable as to 1/3 of the shares covered by each option on the six month anniversary, first year anniversary and second year anniversary of the grant date, and have an exercise price equal to the closing price of the Company’s Stock on the date of grant ($0.63).

Employment Agreements, Post-Termination Benefits and Change in Control Arrangements.

Employment Agreements, Post-Termination Benefits. The Company has historically entered into employment agreements with its Named Executive Officers.  The Compensation Committee believes that employment agreements with its Named Executive Officers provide significant benefits to the Company’s stockholders due to the non-competition, non-solicitation, confidentiality and work for hire provisions contained in the agreements and the certainty and security that such agreements provide to the Named Executive Officers, which in turn improves each Named Executive Officer’s ability to focus on the Company’s long-term interests.

On August 19, 2011, the Company entered into an employment agreement with Mr. Anderson in connection with his appointment as the Company’s CFO, and amended and restated its existing employment agreements with Messers. Kurtz, Risser and Williamson (each an Employment Agreement and collectively, the Employment Agreements). Aside from provisions contained in Mr. Anderson’s Employment Agreement providing for a shorter severance period, a $50,000 relocation allowance and an initial grant of equity, the Employment Agreements are substantially the same and provide, among other things, that the Named Executive Officers will (i) be eligible to receive incentive compensation if the performance based goals established under the Bonus Plan are met in years when the Bonus Plan is in effect or, for years when the Bonus Plan is not in effect, as determined by the Board; (ii) receive severance payments under certain circumstances; and (iii) be subject to standard limitations on competition or interference with the Company both during and after termination of their employment.  Further information relating to the employment agreements is set forth under the heading “Employment Agreements, Post-Termination Benefits and Change in Control Arrangements” beginning on Page 23.

As noted above under the heading “Base Salary”, each of the Employment Agreements was amended on February 28, 2013 to reduce the base salaries of the Company’s Named Executive Officers by 20% over the period commencing March 1, 2013 and ending July 31, 2013 to assist the Company in meeting certain liquidity requirements under the Company’s credit facilities with SVB and PFG.

Change in Control Arrangements. The Employment Agreements do not provide benefits to any Named Executive Officer in the event of a change in control of the Company.  Under the 2007 Equity Plan, the Board may, in its sole discretion, accelerate vesting of stock options and stock awards in connection with a change in control.  The Compensation Committee views such change in control benefits as a potentially valuable compensation element to attract and retain the highest quality executive officers and will continue to evaluate their usefulness on a case-by-case basis.

Benefits. The Named Executive Officers are also eligible to participate in the same health benefit plans, retirement plans and perquisites made available to the other benefits-eligible employees of the Company, except that the Named Executive Officers are also entitled to supplemental long-term disability benefits which are greater than those offered by the Company to its other employees.  The cost to the Company for this benefit is included in the Summary Compensation Table under the category “All Other Compensation.”

Certain Tax and Accounting Considerations: Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986 (the Code) generally limits the deductibility of compensation (other than qualified performance-based compensation) in excess of $1,000,000 paid in a taxable year to a company’s chief executive officer and the four other most highly compensated executive officers. The Company considers the impact of this deductibility limitation on its compensation program, but recognizes that there may be cases in which authorized compensation exceeds the limits contemplated in Section 162(m) of the Code.

Current accounting rules, including Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC 718), “Compensation-Stock Compensation”, require the Company to record as an expense the estimated fair market value of stock option grants and stock awards, which reduces the Company’s reported profits. The Compensation Committee considers this expense when determining the types and values of equity awards to be granted to employees, including the Named Executive Officers.

The Company uses the Black-Scholes model to determine the fair value of stock option grants, ensuring that the amount of compensation accrued annually by the Company in connection with its stock option grants may be more easily compared year to year since the Black-Scholes model is the same methodology used by the Company to determine its compensation expense in accordance with FASB ASC 718.

REPORT OF THE COMPENSATION COMMITTEE(1)

With respect to the fiscal year ended March 31, 2013, the Compensation Committee hereby reports as follows:

1. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement, as required by Item 402(b) of Regulation S-K; and

2. Based on the review and discussions referred to in paragraph 1 above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A filed with the SEC.

ADVANCED PHOTONIX, INC. COMPENSATION COMMITTEE

M. Scott Farese (Chairman)
Donald Pastor
Lance Brewer

___________________

(1) Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the Report of the Compensation Committee shall not be deemed incorporated by reference in any such filings.

TABULAR COMPENSATION DISCLOSURE

The following tables summarize our Named Executive Officer and non-employee director compensation as follows:

1.
Summary Compensation Table. The Summary Compensation Table on Page 20 and related discussion summarize the compensation earned by or paid to our Named Executive Officers for the fiscal years ended March 31, 2013, 2012 and 2011, including salary earned, the aggregate grant date fair value of stock awards and option awards granted to our Named Executive Officers, and all other compensation paid to our Named Executive Officers, including perquisites.

2.
Grants of Plan-Based Awards Table. The Grants of Plan-Based Awards Table on Page 20 and related discussion summarize all grants of plan-based awards made to our Named Executive Officers for the fiscal year ended March 31, 2013.

3.
Outstanding Equity Awards at Fiscal Year-End Table. The Outstanding Equity Awards at Fiscal Year-End Table on Page 22 and related discussion summarize the unvested stock awards and all stock options held by our Named Executive Officers as of March 31, 2013.

4.
Option Exercises and Stock Vested Table. The Option Exercises and Stock Vested Table on Page 22 and related discussion summarize our Named Executive Officers’ option exercises and stock award vesting during the fiscal year ended March 31, 2013.

5.
Potential Payments Upon Termination Table. The Potential Payments Upon Termination Table on Page 24 and related discussion summarize payments and benefits that would be made to certain of our Named Executive Officers in the event of certain employment terminations.

6.
Director Compensation Table. The Director Compensation Table on Page 24 and related discussion summarize the compensation paid to our non-employee directors during the fiscal year ended March 31, 2013, including cash compensation and the aggregate grant date fair value of stock awards and option awards granted to our non-employee directors.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation for each of our Named Executive Officers for each of the fiscal years ended March 31, 2013, 2012 and 2011.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)(3)
Richard D. Kurtz,	2013	290,090	-	19,190	-	-	14,272	323,552
CEO and President	2012	295,000	-	92,586	-	-	14,857	402,443
	2011	295,000	87,500	-	-	-	7,615	390,115
Robin F. Risser,	2013	255,667	-	9,595	-	-	17,425	282,687
COO, CFO and	2012	260,000	-	51,848	-	-	18,108	329,956
Secretary (4)(5)	2011	225,000	42,000	-	-	-	7,615	274,615
Jeff Anderson,	2013	196,667	-	9,595	-	-	10,700	216,962
CFO (5)(6)	2012	200,000	-	92,646	95,000	-	3,248	390,894
Steven Williamson,	2013	206,497	-	9,595	-	-	15,286	231,378
CTO	2012	210,000	-	44,441	-	-	15,389	269,830
	2011	210,000	42,000	-	-	-	7,615	259,615

(1)
Represents the aggregate grant date fair values of stock option awards granted during the fiscal years ended March 31, 2013 and 2012 computed in accordance with FASB ASC Topic 718.  Accordingly, the dollar amounts listed do not necessarily reflect the dollar amount of compensation that may be realized by the Named Executive Officers.  For a discussion of valuation assumptions used in calculating the amounts reported for fiscal years 2013 and 2012, see Note 8 to our Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended March 31, 2013 and 2012, respectively.

(2)	Amounts include life insurance premiums, Company matching contributions to the Company’s 401K Savings Plan, medical opt-out and long-term and short-term disability premiums.

(3)
There are no above-market or preferential earnings on deferred compensation.  Consequently, the Summary Compensation Table does not include earnings on deferred amounts.  In addition, none of the Named Executive Officers is eligible for pension benefits because API does not have a defined benefit retirement program.

(4)	Mr. Risser was promoted to the position of COO on April 4, 2011.

(5)	Mr. Risser served as the Company’s CFO until Mr. Anderson assumed those duties effective August 29, 2011.

(6)	Compensation for Mr. Anderson is only shown for fiscal years commencing with fiscal year 2012, the year in which Mr. Anderson became a Named Executive Officer.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain additional information regarding grants of plan-based awards for the Named Executive Officers for the fiscal year ended March 31, 2013.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Richard D. Kurtz	6/12/2012	-	50,000	0.63	19,190
Robin F. Risser	6/12/2012	-	25,000	0.63	9,595
Jeff Anderson	6/12/2012	-	25,000	0.63	9,595
Steven Williamson	6/12/2012	-	25,000	0.63	9,595

(1)
These stock options have a term of ten years and become exercisable as to 1/3 of the shares covered by each stock option on the six month anniversary, first year anniversary and second year anniversary of the grant date.

(2)
Represents the aggregate grant date fair value related to stock option awards granted in fiscal year 2013 computed in accordance with FASB ASC Topic 718.  Accordingly, the dollar amounts listed do not necessarily reflect the dollar amount of compensation that may be realized by the Named Executive Officers.  For a discussion of valuation assumptions used in calculating the amounts reported, see Note 8 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended March 31, 2013.

Narrative Addendum to the Summary Compensation Table
and the Grants of Plan-Based Awards Table

2007 Equity Incentive Plan

We presently grant equity awards under our 2007 Equity Incentive Plan (the 2007 Equity Plan), as well as under our 2013 Equity Incentive Plan (the 2013 Equity Plan) which was previously adopted by the Board and with respect to which our stockholders are being asked to vote in favor of adoption in “Proposal 4” of this Proxy Statement.  A full description of the terms of the 2013 Equity Plan is set forth on Page 28 of this Proxy Statement under “Proposal 4.”

Pursuant to the 2007 Equity Plan, employees, including the Named Executive Officers, may be granted options to purchase shares of the Company’s Class A Common Stock (Stock) and stock awards (collectively, the Awards).  The exercise price of all options, including Incentive Stock Options (ISOs) as defined by Section 422 of the Internal Revenue Code of 1986 (the Code), is the fair market value of the shares on the grant date.  The 2007 Equity Plan provides that a committee (the Committee) composed of no fewer than three (3) members of the Board, each of whom meets the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee director” under the provisions of the Exchange Act or rules and regulations promulgated thereunder, shall administer the 2007 Equity Plan and determine which employees are granted Awards and the number of shares subject to each Award.

All employees of the Company and its subsidiaries as well as the Company’s non-employee directors, consultants and advisors, are eligible to receive Awards under the 2007 Equity Plan. Other than with respect to the non-discretionary automatic director grants pursuant to which each then serving non-employee director receives an annual grant on September 1 of that number of stock options having a value of $25,000 as determined on the grant date in accordance with the Black-Scholes option pricing model, the Committee determines which employees are granted Awards and the number of shares subject to each Award. In addition, as discussed on Pages 13 and 14 of this Proxy Statement under the headings “Principles and Methodologies for Setting Compensation” and “Elements of Executive Compensation; How the Compensation Committee Chose Amounts”, respectively, bonuses payable to the Named Executive Officers under the Company’s Executive Incentive Compensation Plan (the Bonus Plan) may be paid in the form of stock issued pursuant to the 2007 Equity Plan.  As described above beginning on Page 15 of this Proxy Statement under the heading “Equity Awards”, on account of the Company’s achievements during fiscal year 2012, the Compensation Committee approved discretionary grants of stock options under the 2007 Equity Plan to the CEO (50,000 shares), COO (25,000 shares), CFO (25,000 shares) and CTO (25,000 shares) on June 12, 2012.

Upon termination of employment (unless due to death, disability or retirement), unless otherwise specified in an Option Agreement or as otherwise determined by the Compensation Committee, vested options granted to an employee remain exercisable for three months following such termination; provided, however, that a terminated employee who continues to provide services as a non-employee director or consultant will be deemed an employee for the period of such services or consultancy (for this purpose, with respect to non-incentive stock options only).  Subject to certain conditions, upon a termination of employment due to the death of an employee, all unvested options then held become fully exercisable and remain so for the remainder of their terms.  Subject to certain conditions, upon the termination of employment due to the retirement or disability of an employee, all unvested options then held will continue to vest and will remain exercisable for the remainder of their terms.  Upon a termination of employment for any reason, restricted stock granted to an employee as to which vesting conditions have not been satisfied or waived are forfeited.

Prior to the adoption of the 2007 Equity Plan, the Company granted options under its 1997 Employee Stock Option Plan and its 2000 Stock Option Plan (together, Prior Option Plans). Following adoption of the 2007 Equity Plan, the Company ceased to award options under the Prior Option Plans.  However, all outstanding options awarded under the Prior Option Plans continue to be governed by the terms of such Prior Option Plans and the individual Option Agreements relating thereto.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth information regarding each unexercised option and unvested stock award held by each of our Named Executive Officers as of March 31, 2013:

	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Richard D. Kurtz	90,000		-		0.93	5/19/2013	-		-
	28,000		-		2.25	6/10/2014	-		-
	21,000		-		2.32	6/03/2015	-		-
	100,000		-		1.50	6/10/2018	-		-
	98,684		-		1.51	6/26/2021	-		-
	16,666	(1)	33,334	(1)	0.63	6/11/2022	-		-
Robin F. Risser	100,000		-		2.11	5/02/2015	-		-
	50,000		-		1.50	6/10/2018	-		-
	55,263		-		1.51	6/26/2021	-		-
	8,333	(2)	16,667	(2)	0.63	6/11/2022	-		-
Jeff Anderson	40,000		120,000	(3)	0.95	8/28/2021	75,000	(4)	35,250
	8,333	(2)	16,667	(2)	0.63	6/11/2022	-		-
Steven Williamson	100,000		-		2.11	5/02/2015	-		-
	50,000		-		1.50	6/10/2018	-		-
	47,368		-		1.51	6/26/2021	-		-
	8,333	(2)	16,667	(2)	0.63	6/11/2022	-		-

(1)
The stock option was granted on June 12, 2012, and becomes exercisable as to 16,666 shares on December 12, 2012, an additional 16,666 shares on June 12, 2013, and the remaining 16,668 shares on June 12, 2014.

(2)
The stock option was granted on June 12, 2012, and becomes exercisable as to 8,333 shares on December 12, 2012, an additional 8,333 shares on June 12, 2013, and the remaining 8,334 shares on June 12, 2014.

(3)	The stock option was granted on August 29, 2011 and becomes exercisable in four (4) equal installments of 40,000 shares on August 29, 2012, August 29, 2013, August 29, 2014 and August 29, 2015.

(4)
The stock award was granted on August 29, 2011 and is subject to a risk of forfeiture which lapses in four (4) equal installments of 25,000 shares on August 29, 2012, August 29, 2013, August 29, 2014 and August 29, 2015.

OPTION EXERCISES AND STOCK VESTED

No options were exercised by any of the Named Executive Officers during the fiscal year ended March 31, 2013.  The following table sets forth information regarding vesting of restricted stock during fiscal year 2013:

STOCK AWARDS
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Richard D. Kurtz	-	-
Robin F. Risser	-	-
Jeff Anderson	25,000	15,750
Steven Williamson	-	-

(1)	The value realized on vesting is calculated as the product of the number of shares vesting and the fair market value of the shares on the vesting date.

EMPLOYMENT AGREEMENTS, POST-TERMINATION BENEFITS
AND CHANGE IN CONTROL ARRANGEMENTS

Employment Agreements. The Company has historically entered into employment agreements with its Named Executive Officers.  As noted above under the heading “Employment Agreements, Post-Termination Benefits and Change in Control Arrangements” beginning on Page 16 of this Proxy Statement, on August 19, 2011, the Company entered into an employment agreement with Mr. Anderson in connection with his appointment as the Company’s CFO, and amended and restated its existing employment agreements with Messers. Kurtz, Risser and Williamson (each an Employment Agreement and collectively, the Employment Agreements) that same day.

Aside from provisions contained Mr. Anderson’s Employment Agreement providing for a shorter severance period, and a $50,000 relocation allowance and an initial grant of equity provided in connection with his hiring, the Employment Agreements are substantially the same and provide, among other things, that the Named Executive Officers (x) will be eligible to receive incentive compensation if the performance based goals established under the Bonus Plan are met in years when the Bonus Plan is in effect or, for years when the Bonus Plan is not in effect, as determined by the Board; (y) will receive severance payments under certain circumstances; and (z) will be subject to standard limitations on competition or interference with the Company following termination.  In particular, if an Named Executive Officer’s employment is terminated by the Named Executive Officer for Good Reason or by the Company Without Cause or due to the Named Executive Officer’s Disability (each term as defined in the Employment Agreements), each Employment Agreement provides that, subject to the Named Executive Officer’s execution and delivery of a general release, the Company will, among other things, (i) continue to pay to the Named Executive Officer for a period of two years (one year in the case of Mr. Anderson’s Employment Agreement) commencing upon such termination (the Pay-Out Period) his base salary in effect at the time of termination; (ii) pay the Named Executive Officer any accrued but unpaid bonus earned by him under the Bonus Plan with respect to the fiscal year preceding the year of termination plus, in years when the Bonus Plan is in effect, a prorated portion (based on a fraction, the numerator of which is the number of days in the fiscal year preceding the date of termination and the denominator of which is 365) of any bonus that would have been earned by him under the Bonus Plan for the fiscal year of termination assuming that such Named Executive Officer’s employment had continued for the full fiscal year; and (iii) use its reasonable best efforts to ensure that the Named Executive Officer continues to participate in the Company’s group medical and dental health insurance plans during the Pay-Out Period and, in any event, pay to the Named Executive Officer an amount equal to the monthly costs for such coverage. Each Employment Agreement further provides that upon termination the Named Executive Officer will be subject to standard limitations on competition or interference with the Company for the longer of any Pay-Out Period or one year.

As noted above under the heading “Base Salary” on Page 14 of this Proxy Statement, each of the Employment Agreements was amended on February 28, 2013 to reduce the base salaries of the Company’s Named Executive Officers by 20% over the period commencing March 1, 2013 and ending July 31, 2013 to assist the Company in meeting certain liquidity requirements under the Company’s credit facilities with SVB and PFG (the NEO Salary Reduction Amendments).

In addition to the above, the Company’s Employment Agreements with its CEO and COO obligate the Board to endeavor to maintain each of the CEO and COO as a director during the term of their respective Employment Agreement.

POTENTIAL PAYMENTS UPON TERMINATION

The following table sets forth the compensation that would have been received by each of the Named Executive Officers (NEOs) had his employment been terminated as of March 31, 2013 (i) by the Company without Cause, (ii) as a result of the disability of the NEO, or (iii) by volition of the NEO with Good Reason.

Name	Salary Continuation ($)(1)	Bonus Plan Compensation ($)(2)	Medical Benefit Continuation ($)(3)	Accrued Vacation Time($)	Total($)
Richard D. Kurtz	590,000	-	26,297	11,200	627,497
Robin F. Risser	520,000	-	34,093	15,700	569,793
Steven Williamson	420,000	-	34,093	21,700	475,793
Jeff Anderson	200,000	-	17,047	2,100	219,147

(1)	Equals two times the 2013 base salary, payable over two years, for Messers. Kurtz, Risser and Williamson, and one times the 2013 base salary, payable over one year, for Mr. Anderson.

(2)
Under their respective Employment Agreements, each Named Executive Officer is entitled to receive a prorated portion (based on a fraction, the numerator of which is the number of days in the fiscal year preceding the date of termination and the denominator of which is 365) of any bonus that would have been earned by him under the Bonus Plan for the fiscal year of termination assuming that such Named Executive Officer’s employment had continued for the full fiscal year.  Since the Bonus Plan was not implemented in fiscal year 2013, none of the Named Executive Officers would be entitled to any bonus compensation in connection with their termination.

(3)
Equals 24 times the monthly premium under the Company’s group medical and dental plans for Messers. Kurtz, Risser and Williamson and 12 times the monthly premium under the Company’s group medical and dental plans for Mr. Anderson.

Change in Control.  The Employment Agreements do not provide benefits to any Named Executive Officer in the event of a change in control of the Company.  Under the 2007 Equity Plan, the Board may, in its sole discretion, accelerate vesting of stock options and stock awards in connection with a change in control.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended March 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards $(1)	Option Awards ($)(1)(2)	Total ($)
Lance Brewer	48,122	-	10,500	58,622
M. Scott Farese	52,322	-	10,500	62,822
Donald Pastor(3)	74,191	-	19,847	94,038
Stephen P. Soltwedel	52,156	-	10,500	62,656

(1)
Represents the aggregate grant date fair value related to stock awards and stock option awards granted in fiscal year 2013 computed in accordance with FASB ASC Topic 718.  Accordingly, the dollar amounts listed do not necessarily reflect the dollar amount of compensation that may be realized by the directors.  For a discussion of valuations assumptions used in calculating the amounts reported, see Note 8 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended March 31, 2013.

(2)
Pursuant to the terms of the 2007 Equity Plan, each of our non-employee directors who was re-elected at our 2012 Annual Meeting of Stockholders was entitled to receive an automatic grant of stock options on September 1, 2012 having a value of $25,000 calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that the Company utilizes in preparation of its financial statements), with the number of options rounded up to the nearest whole share.  Prior to the grant date, each non-employee director irrevocably waived his right under the 2007 Equity Plan to receive stock options having a value of $14,500, and in lieu thereof consented to receive stock options under the 2007 Equity Plan having a value of $6,300, and, subject to stockholder approval of the 2013 Equity Plan, options under the 2013 Equity Plan having a value of $4,200, in each case with the value calculated in accordance with the Black-Scholes option pricing model.

(3)
In connection with his appointment as Chairman of the Board on October 16, 2012, Mr. Pastor was awarded 25,000 stock options under the 2013 Equity Plan, subject to stockholder approval of the 2013 Equity Plan.

Director Fees

Our non-employee directors are entitled to receive the following standard compensation arrangements: a $40,650 annual retainer fee for services as a director, a fee of $1,000 for each Board and Committee meeting attended, a $250 quarterly retainer for the Chairman of the Compensation Committee, a $625 quarterly retainer for the Chairman of the Audit Committee, and reimbursement for expenses associated with travel to any Board or Committee meeting incurred by any out-of-town non-employee director.  In addition, the Chairman of the Board received, subject to stockholder approval of the 2013 Equity Plan, an initial grant of 25,000 options under the 2013 Equity Plan upon his appointment, and is entitled to receive a quarterly retainer of $12,000, reimbursement of reasonable business expenses incurred in connection with Company business, and equity awards at the discretion of the Compensation Committee.

In connection with the NEO Salary Reduction Amendments, the non-employee directors voluntarily waived 20% of the fees that that would otherwise be payable with respect to the period commencing March 1, 2013 and ending July 31, 2013 to assist the Company in meeting certain liquidity requirements under the Company’s credit facilities with SVB and PFG.

Automatic Equity Grants

The Company’s non-employee directors participate in the 2007 Equity Plan. Under the 2007 Equity Plan, upon a non-employee director’s initial appointment to the Board, such director receives an automatic initial stock grant covering that number of shares of Common Stock having a fair market value on the date of grant of $25,000 (pro-rated for the period from the date of appointment to the following September 1), which fully vests on the six month anniversary of the grant date. On September 1 of each year, each then serving non-employee director will receive an automatic grant of options having a value of $25,000 on the grant date (calculated in accordance with the Black-Scholes option pricing model utilizing the same assumptions that the Company utilizes in preparation of its financial statements), which fully vests on the six month anniversary of the grant date.  Notwithstanding the preceding, any non-employee director who received an initial option grant under any prior option plans of the Company that is not fully-vested on the date such director would otherwise receive an automatic stock grant or option grant, as applicable, will not be entitled to receive such stock grant or option grant, as applicable.

At the Annual Meeting we are proposing that the Company’s stockholders approve the adoption of the Company’s 2013 Equity Plan.  In the event that the 2013 Equity Plan is adopted by our stockholders at the Annual Meeting, each non-employee director will be entitled to receive an automatic grant of 25,000 shares of Stock, which will vest in full on the six month anniversary of the grant date, and the automatic director grant provisions under the 2007 Equity Plan will automatically terminate.  A full description of the terms of the 2013 Equity Plan is set forth on Page 28 of this Proxy Statement under “Proposal 4.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s written Code of Business Conduct and Ethics provides that all conflicts of interest, including transactions with executive officers, directors or their family members, are prohibited unless approved by the Board or a Committee of the Board.  In addition, all directors and executive officers are required to annually complete a questionnaire to identify their related interests and are required to notify the Company of any changes in that information.  These reports are reviewed by the Company and, as appropriate, the Company’s outside counsel.  If any director, executive officer or other employee of the Company becomes aware of a conflict of interest or potential conflict of interest, such person is required to bring it to the attention of a supervisor, manager, an officer of the Company, the Audit Committee or other appropriate personnel, as appropriate.

During fiscal year 2013, other than with respect to matters relating to the Company’s compensation arrangements with its executive officers, there were no transactions between the Company or any of its subsidiaries and any “Related Person” (as that term is defined in Item 404 of Regulation S-K) that would be required to be reported pursuant to Item 404 of Regulation S-K.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
(SAY-ON-PAY VOTE)

This year, as required by Section 14A of the Exchange Act, we are providing stockholders the opportunity to advise the Compensation Committee and the Board regarding the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, beginning on Page 13 of this Proxy Statement.  We urge our stockholders to review these disclosures for further insight into our compensation policies.

Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent that is critical to our success.  Our performance-based bonus program rewards our executives for achievement of key operational goals that we believe will provide the foundation for creating long-term stockholder value, while our equity awards, mainly in the form of stock options and restricted stock, reward long-term performance and align the interests of management with those of our stockholders.

Among the various forms of performance-based compensation, we believe that equity awards, in particular, serve to align the interests of our executives with those of our long-term stockholders by encouraging long-term performance.  As such, equity awards are a key component of our executive compensation program, as they tend to bring the long-term interests of our executives in line with those of our stockholders because the value of such awards is dependent upon the Company’s stock price.  In addition, equity awards align with our growth strategy and provide significant financial upside if our growth objectives are achieved, while placing a significant portion of our executives’ compensation at risk if our objectives are not achieved.

The Board believes that the information provided in this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with those of our stockholders and support long-term value creation.  Accordingly, the following resolution is to be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis”, the 2013 Summary Compensation Table and the tabular disclosure regarding such compensation and the accompanying narrative disclosure.”

Because the vote is advisory, it will not be binding on the Board.  However, the Board and the Compensation Committee will review the voting results and take into account the outcome when considering future executive compensation arrangements.  The Board and management are committed to our stockholders and understand that it is useful and appropriate to obtain the views of our stockholders when considering the design and initiation of executive compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(SAY-WHEN-ON-PAY VOTE)

In addition to seeking our stockholders’ advisory vote on the compensation of our Named Executive Officers, we are asking our stockholders to express a preference as to how frequently future advisory votes on executive compensation should take place. As required by Section 14A of the Exchange Act, we are giving stockholders the opportunity to express a preference to cast such advisory votes annually, every two years or every three years; stockholders also have the option to abstain from voting on this matter. We are required to hold at least once every six years an advisory vote to determine the frequency of the advisory stockholder vote on executive compensation.

The Board recommends that advisory votes on executive compensation take place every year. Our Board has determined that an annual advisory vote on executive compensation will allow our stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the Proxy Statement each year. The Board believes that an annual vote is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

As with the Say-on-Pay vote, the Say-When-on-Pay vote is advisory, and therefore it will not be binding on the Board. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the alternative approved by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “1 YEAR” AS THE FREQUENCY FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4
ADOPTION OF THE 2013 EQUITY INCENTIVE PLAN

At the recommendation of the Compensation Committee, the Board has adopted, and recommends that our stockholders adopt, the 2013 Equity Incentive Plan as amended to the date hereof (the 2013 Equity Plan).  As described in greater detail in the “Compensation Discussion and Analysis” section of this Proxy Statement beginning at Page 13, the Board believes that the practice of granting equity incentive compensation is in the best interest of the Company and its stockholders as equity awards granted under the 2013 Equity Plan will help to attract, motivate, and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with Company performance and thereby serve to mitigate risks, and maintain a culture based on employee stock ownership. Equity is a significant component of the Company’s compensation program.  As of June 20, 2013, 263,295 shares remain available for grant under the 2007 Equity Incentive Plan (the 2007 Equity Plan).  Following adoption by our stockholders of the 2013 Equity Plan, shares which are then available for grant under the 2007 Equity Plan will remain available for grant in accordance with the terms of the 2007 Equity Plan.

The foregoing and following descriptions of the 2013 Equity Plan are qualified in their entirety by reference to the 2013 Equity Plan itself, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated by reference herein.  Unless otherwise defined in this Proposal 4, capitalized terms used in this Proposal 4 shall have the same meaning as ascribed to them in the 2013 Equity Plan.

2013 Equity Plan Description

Key Terms of the 2013 Equity Plan

The following is a summary of the key provisions of the 2013 Equity Plan which are described in greater detail below:

Plan Term	August 31, 2012 to August 30, 2022

Eligible Participants	All employees, non-employee directors, persons who have accepted offers of employment, and consultants and advisors of, to or for the Company and its subsidiaries

Award Types	• Stock Options (Options), including Incentive Stock Options (ISOs) and Non-Incentive Stock Options (NSOs) • Restricted stock grants (Stock Grants)

Award Terms	Options will have a term no longer than ten years, except that ISOs granted to a 10% holder of Company Stock (10% Holder) will have a term no longer than five years

Shares Authorized	3,000,000

Share Counting Rules
• Each share issuable upon exercise of an Option or underlying a Stock Grant will be counted against the share pool as one share

• Shares underlying Option Awards that are (i) expired or that otherwise terminate without exercise, or (ii) withheld to satisfy the exercise price or to satisfy tax withholding obligations, are added to the share pool and are available for further grant

• Shares underlying Stock Grant Awards that are (i) forfeited, or (ii) are surrendered from such Stock Grant in connection with the vesting of such Award to satisfy tax withholding obligations, are added to the share pool and are available for further grant

Non-employee Director Grants
• Automatic Annual Director Grants: On the first business day in each September, each then serving non-employee member of the Board will automatically receive a Stock Grant Award of 25,000 shares

• Discretionary Director Grants: The Compensation Committee, in its sole discretion, may grant non-employee directors discretionary Awards

Minimum Vesting Schedules	All Options will have a vesting schedule of at least six months, except as otherwise permitted by the Compensation Committee

No Below Market Grants	Options may not be granted at a price below the fair market value of the Company Stock on the grant date

No Re-pricing	Re-pricing or reducing the exercise price of an underwater Option or exchanging underwater Options for other Awards or cash is prohibited

Administration

The 2013 Equity Plan is administered by the Compensation Committee (the Committee), which is composed of at least three independent directors meeting the independence requirements of both the Securities And Exchange Commission (SEC) and NYSE MKT. Subject to the terms and conditions of the 2013 Equity Plan, the Committee is authorized to determine which eligible persons will receive Awards, the number of shares covered by or associated with an Award, the terms of each Award, and whether any Option is intended to be an ISO or a NSO. In addition the Committee has the authority to interpret and specify rules and regulations relating to the 2013 Equity Plan.

Eligibility

All employees, non-employee directors, persons who have accepted offers of employment, and consultants and advisors of, to or for the Company and its subsidiaries (each an Eligible Person) are eligible to participate in the 2013 Equity Plan.  Currently we have four independent non-employee directors and 134 employees.  In making the determination as to whom Awards are granted and as to the size of all Awards, the Committee takes into account each Eligible Person’s duties, contributions to the Company’s success, and other factors as the Committee deems relevant.

Shares Available for Issuance Under the 2013 Equity Plan

Under the 2013 Equity Plan, 3,000,000 shares of our Class A Common Stock, par value $0.001 (Shares) are available for grant, 1,800,000 of which may be granted as ISOs. The following Shares may also be used for further grants of Awards under the 2013 Equity Plan: (i) Shares which have been forfeited under a Stock Grant; (ii) Shares which are allocable to the unexercised portion of an Option which has expired or been terminated; (iii) Shares withheld upon exercise of an Option to satisfy the exercise price of such Option; (iv) Shares withheld upon exercise of an Option to satisfy tax withholding obligations; and (v) in connection with the vesting of a Stock Grant, Shares surrendered from such Stock Grant to satisfy tax withholding obligations. Each Share associated with an Award will count as one Share against the Share pool.

Per-Person Award Limitations

Under the 2013 Equity Plan, the number of Shares with respect to which Awards may be granted to any individual may not exceed 300,000 during any calendar year.

Types and Terms of Award

The Committee is authorized to grant the Option and Stock Grant Awards under the 2013 Equity Plan.

Options.  The Committee is authorized to grant Options, including ISOs, which can result in potentially favorable tax treatment to the option holder, and NSOs.  The exercise price of an Option is determined by the Committee at the time of grant and may not be less than the fair market value of the Shares on the date the Option is granted (or 110% of such fair market value in the case of an ISO granted to a 10% Holder).  The term of Options granted to employees may not exceed ten years, or five years in the case of an ISO granted to a 10% Holder.  The exercise price of Options is to be paid in cash, in Shares (including by withholding Shares deliverable upon exercise of an NSO), or by a combination of the two. Under the 2013 Equity Plan, the aggregate fair market value of Stock with respect to which ISOs granted to an employee first become exercisable in any calendar year may not exceed $100,000 (or such other amount as the Internal Revenue Service may decide from time to time for purposes of Section 422 of the Internal Revenue Code (the Code)).

Stock Grants.  Stock Grants are grants of restricted stock which vest upon the satisfaction of conditions, which may be based on performance factors or continued service for a specified period of time as determined by the Committee and set forth in the individual Award agreement.  The individual Award agreement will also specify appropriate consideration for the Stock Grant; a Stock Grant may be issued for no or minimal cash consideration as required by applicable law.

Awards to Non-Employee Directors.

•
Annual Director Grants.  A Stock Grant Award of 25,000 Shares (an Annual Director Grant) will automatically be granted to each non-employee member of the Board who is serving on the first business day in September of each calendar year.  Such stock grant will vest in full on the six month anniversary of the grant date. If the 2013 Equity Plan is approved by our stockholders, the Company’s non-employee directors will no longer be eligible to receive automatic annual grants under the 2007 Equity Plan.

•	Discretionary Director Grants. The Committee also has the discretion to grant non-employee directors discretionary Stock Grant and Option Awards.

General Limitations on Post-Termination Exercisability of Employee Awards.  Generally, unless otherwise determined by the Committee, in the event of a termination of an employee’s employment for any reason other than death, Disability or Retirement, Options (to the extent exercisable at the time of such termination) will remain exercisable for three months from such date or until the expiration of the stated term of such Option, whichever period is shorter, provided, however, that Options granted to an employee whose service to the Company continues as a non-employee director or consultant after such employee’s Termination Date will remain exercisable during the period such Grantee continues to provide such services to the Company.  Unless otherwise provided by the Committee, in the event of a termination of an employee’s employment for any reason, Stock Grants will be forfeited on the Termination Date to the extent the conditions applicable to such Award have not been satisfied or waived.   The 2013 Equity Plan provides special rules for vesting and exercisability of Options upon a termination of employment as a result of death, Disability or Retirement.

Other Provisions

Change in Capitalization.  In the event of a stock dividend, recapitalization, reclassification, split-up or combination of Shares, any extraordinary cash dividend or other similar corporate transaction or event, the Committee may make appropriate adjustments to the exercise price, or to the number or kind of Shares, applicable to any outstanding Option issued pursuant to the 2013 Equity Plan to ensure, among other things, that Grantees maintain their proportionate equity interest in the Company.

Merger.  In the event of a sale of all or substantially all of the assets of the Company or a merger or consolidation which results in a change of control, the Board may during the ten day period prior to the date of such change in control, (i) cause each Option to be exchanged or converted into an award of options to purchase securities of the successor entity having an equivalent value, (ii) provide that all then outstanding Options shall become exercisable in full, or (iii) take such other action as the Board determines appropriate. With respect to Stock Grants to the extent not then fully vested, the Board may cause each such Stock Grant to be exchanged or converted into a stock grant covering securities of the successor entity subject to equivalent time based or performance-based conditions or provide that all such conditions are satisfied.

Dissolution. In the event of the dissolution of the Company, all Stock Grants shall be forfeited to the extent the applicable conditions have not been satisfied, and all outstanding Options shall be exercisable to the extent then exercisable in accordance with their terms, and if not so exercised within a ninety day period commencing on the dissolution date, shall be forfeited.

Amendments, Adjustments & Termination.  The Board may modify, amend or terminate the 2013 Equity Plan, so long as that action does not impair any Awardee’s rights under any outstanding Award without the consent of such affected Awardee.  The Board may not amend the 2013 Equity Plan without the approval of the stockholders to the extent such approval is required under applicable NYSE MKT and SEC rules or to increase the minimum numbers of Shares which can be granted under the 2013 Equity Plan as ISOs.  In the event of a change to our capitalization, the Committee has authority to make adjustments, if any, as it deems appropriate and pursuant to applicable laws and stockholder approval, if required.  The 2013 Equity Plan terminates on August 30, 2022 unless earlier terminated by the Board.  No Awards will be granted under the 2013 Equity Plan after termination; however, the term and exercise of Awards granted before termination of the 2013 Equity Plan may extend beyond the termination date of the 2013 Equity Plan.

Registration with the SEC

The Company intends to file a registration statement on form S-8 relating to the issuance of Shares under the 2013 Equity Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2013 Equity Plan by the Company’s stockholders.

Future Plan Benefits

All future equity Awards under the 2013 Equity Plan other than the Annual Director Grants will be granted at the discretion of the Committee based on then-current information, and are thus indeterminable at present.  Pursuant to the terms of the 2013 Equity Plan, each then serving non-employee director will be automatically granted, on the first business day of September of each year, an Annual Director Grant. Currently, the Company has four non-employee directors, all of whom (if re-elected to the Board and if the 2013 Equity Plan is approved by our stockholders at our Annual Meeting) will be eligible to receive an Annual Director Grant of 25,000 Shares under the 2013 Equity Plan on the first business day in September, 2013.  In addition, the Committee has awarded Discretionary Director Grants under the 2013 Equity Plan of Options (i) exercisable for 11,203 Shares to each of the Company’s non-employee directors on September 1, 2012; and (ii) exercisable for 25,000 Shares to the Chairman of the Board in connection with his appointment to that position on October 16, 2012, in each case subject to stockholder approval of the 2013 Equity Plan.   The table below describes these Annual Director Grants and Discretionary Director Grants.

NEW PLAN BENEFITS 2013 Equity Incentive Plan
Name and Position	Grant Type	Dollar Value ($)	Number of Units
All Non-Executive Directors as a group	Annual Director Grants	N/A(1)	100,000 Shares
All Non-Executive Directors as a group	September 1, 2012 Discretionary Director Grants	$31,368.4(2)	44,812 Options(2)
All Non-Executive Directors as a group	October 16, 2012 Discretionary Director Grant	$17,500(3)	25,000 Options(3)

(1)
Since the dollar value of the Shares underlying these Awards is calculated based on the fair market value of the Company’s Shares as of the grant date, the dollar value of these Awards is presently undeterminable.

(2)
Pursuant to the terms of the 2007 Equity Plan, each of our four non-employee directors who was re-elected at our 2012 Annual Meeting of Stockholders was entitled to receive an automatic grant of stock options on September 1, 2012 having a value of $25,000 calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that the Company utilizes in preparation of its financial statements), with the number of options rounded up to the nearest whole Share.  Prior to the grant date, each non-employee director irrevocably waived his right under the 2007 Equity Plan to receive stock options having a value of $14,500, and in lieu thereof consented to receive stock options under the 2007 Equity Plan having a value at the time of grant of $6,300, and, subject to stockholder approval of the 2013 Equity Plan, options under the 2013 Equity Plan having a value at the time of grant of $4,200, in each case with such value calculated in accordance with the Black-Scholes option pricing model.  As a result of the preceding, each non-employee director was granted an Option Award under the 2013 Equity Plan exercisable for 11,203 Shares, and the Shares underlying each such Option had an aggregate market value of $7,842.10 as of June 20, 2013 based on the closing price of the Shares on that day.  Each such Option has a 10 year term, an exercise price of $0.62 per Share, and will vest when the following conditions are all satisfied: (x) the 2013 Equity Plan is adopted by the stockholders, (y) a Form S-8 registering the Shares authorized under the 2013 Equity Plan with the SEC becomes effective, and (z) a NYSE MKT Additional Listing Application relating to the Shares authorized under the 2013 Equity Plan is approved (collectively, the Approval Conditions).

(3)
In connection with Mr. Pastor’s appointment as Chairman of the Board on October 16, 2012, the Committee granted him an Option Award exercisable for 25,000 Shares, subject to stockholder approval of the 2013 Equity Plan.  As of June 20, 2013, the Shares underlying such Option had an aggregate market value of $17,500 based on the closing price of the Shares on that day. The Options have a 10 year term, an exercise price of $0.61 per Share, and will vest when the Approval Conditions have been satisfied.

Federal Income Tax Consequences

The following is a general explanation of the U.S. federal income tax consequences to Grantees under the 2013 Equity Plan who are subject to tax in the United States.  This summary is intended for the general information of stockholders considering how to vote with respect to the 2013 Equity Plan and not as tax guidance to participants in the 2013 Equity Plan or anyone else.  The following is not intended to be complete and does not take into account federal employment taxes or state, local or foreign tax implications.  Tax laws are complex, subject to change, and their application may vary depending on individual circumstances.  Different outcomes may occur in light of variations in transactions that are permitted under the 2013 Equity Plan (such as payment of the exercise price by surrender of previously owned Shares).

ISOs.  Subject to the limit with respect to the maximum Award that may be granted to any individual in any calendar year, an individual can receive an unlimited number of ISOs during any calendar year.  However, the aggregate fair market value (determined at the time of option grant) of Shares with respect to which ISOs first become exercisable by an Awardee during any calendar year cannot exceed $100,000.  ISO tax treatment is denied by the Code to any Options in excess of that dollar limit.

The grant and exercise of an ISO will not result in income for the Awardee or an income tax deduction for the Company (however, the excess of fair market value of the Shares on the exercise date over the exercise price is an item of tax preference potentially subject to the alternative minimum tax).  The sale or other taxable disposition of Shares acquired upon an ISO exercise will not result in ordinary income by the Awardee if the Awardee (i) does not dispose of the Shares within two years from the date of option grant or within one year from the date of option exercise, and (ii) the Awardee is an employee of the Company or one of its subsidiaries from the date of option grant and through the date which is three months before the exercise date (the Holding Requirements).  If the Holding Requirements are met, gain realized on the sale or other taxable disposition of the Shares will be subject to tax as long-term capital gain and the Company would not be entitled to any income tax deduction.

If the Awardee disposes of Shares acquired upon the ISO exercise without satisfying the Holding Requirements, the disposition will be a “disqualifying disposition” and the Awardee will recognize at the time of such disposition (i) ordinary income to the extent of the difference between the exercise price and the lesser of (a) the fair market value of the Shares on the date of exercise or (b) the amount realized on such disposition, and (ii) short-term or long-term capital gain to the extent of any excess of the amount realized on the disposition over the fair market value of the Shares on the date of exercise. Notwithstanding the foregoing, if the Awardee dies prior to the Option exercise but the Awardee was an employee of the Company or one of its subsidiaries from the date of option grant and through the date which is three months before the date of death, then the Holding Requirements will not apply to a sale or other taxable disposition of the Shares by the estate of the Awardee or by a person who acquired the option from the Awardee by bequest or inheritance. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Awardee at the time such income is recognized.

NSOs.  Subject to the limit with respect to the maximum Award that may be granted to any individual in any calendar year, there is no limit on the aggregate fair market value of stock covered by NSOs that may be granted to an Awardee or on the aggregate fair market value of NSOs that first become exercisable in any calendar year.  Generally, the Awardee will not recognize income and no income tax deduction will be allowed to the Company upon the grant of an NSO.  Upon the exercise of an NSO, the Awardee will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of option exercise over the exercise price, and the Company generally will be entitled to an income tax deduction in the same amount. The Company will be required to ensure that any applicable withholding and payroll tax requirements are satisfied.  Any difference between the higher of such fair market value or the option exercise price and the price at which the Awardee sells the Shares will be taxable as short-term or long-term capital gain or loss.

Stock Grants.  An Awardee receiving a Stock Grant subject to time or performance-based vesting conditions will not recognize any income at the time of grant in the absence of a Section 83(b) election (described below).  The Awardee generally will recognize ordinary income at the time the vesting conditions expire in an amount equal to the excess of the fair market value of the Shares on that date over the amount (if any) paid by the Awardee for the Shares.  For purposes of determining gain on a sale of the Shares, (i) the Awardee's tax basis in the Shares will be deemed equal to the amount included in income upon the expiration of the vesting conditions plus the amount (if any) paid for the Shares, and (ii) the Awardee's holding period for the Shares will deemed to have begun when the vesting conditions expire. Any sale or other disposition of the Shares will result in long-term or short-term capital gain.  With respect to a Stock Grant that is subject to time or performance-based vesting conditions, an Awardee may be able to make an election under Section 83(b) of the Code to be taxed at the time of the Stock Grant.  In that event the Awardee would recognize as ordinary income the excess of the fair market value of the Shares as of the date of grant over the amount (if any) paid by the Awardee for the Shares and the Awardee’s holding period would begin at the time of the Award. The Company generally will be entitled to a corresponding income tax deduction at the time ordinary income is recognized by the Awardee.  The Company will be required to ensure that any applicable withholding and payroll tax requirements are satisfied.

Section 162(m) Limit.  Under Section 162(m) of the Code, the Company is not entitled to an income tax deduction for compensation paid to any of the Company’s five most highly compensated executive officers that is in excess of $1 million per year, unless such compensation is “performance-based compensation.”  The 2013 Equity Plan has been structured with the intent that Awards granted under the 2013 Equity Plan may meet the requirements for performance-based compensation under Section 162(m) of the Code, including compensation derived from the exercise of Options (if granted at a fair market value exercise price) and other Awards that are granted, vest or become exercisable upon the achievement of pre-established, objectively determinable targets based on performance criteria.

Section 409A.  Section 409A of the Code does not apply to ISOs and NSOs that are issued at fair market value (provided there is no deferral of income beyond the exercise or settlement date) or to Stock Grants.

Equity Compensation Plan Information

The following sets forth certain information as of March 31, 2013 with respect to our compensation plans under which the Company securities may be issued:

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	2,391,835	1.66	263,295(1)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,391,835	1.66	263,295(1)

(1)  Represents shares issuable upon the grant of restricted stock and stock options.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE 2013 EQUITY INCENTIVE PLAN.

PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (BDO), independent auditors, audited the Company’s financial statements for fiscal year 2013.  BDO has been engaged by the Company as its independent auditor since July 19, 2007.  Representatives of BDO are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.  The Board and management recommend that the stockholders ratify the appointment of BDO as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2014.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth the aggregate fees billed to the Company for professional services rendered by BDO for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K and review of its financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2013 and fiscal year 2012, and fees billed for other services rendered by BDO for such fiscal years.

	2013	2012
Audit Fees	$175,950	$175,950
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$175,950	$175,950

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent auditor is permitted to perform for the Company under applicable federal securities regulations. While it is the general policy of the Audit Committee to make such determinations at full Audit Committee meetings, the Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee, provided that all such decisions are presented to the full Audit Committee at its next regularly scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2014.

AUDIT COMMITTEE REPORT(1)

For the fiscal year ended March 31, 2013, the Audit Committee (the Committee) consisted of Steven P. Soltwedel, M. Scott Farese, and Donald Pastor.  The Board of Directors (the Board) has affirmatively determined that Messrs. Soltwedel, Farese and Pastor are independent as determined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended and the NYSE MKT listing standards.  The Committee operates under a written charter adopted by the Board.

The Committee recommends to the Board, subject to stockholder ratification, the selection of our independent registered public accounting firm.  Management is responsible for our internal controls and the financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board and for issuing a report thereon. The Committee monitors and oversees these processes.

As required by its written charter, which sets forth its responsibilities and duties, the Committee reviewed and discussed our audited financial statements as of and for the year ended March 31, 2013 with management, the internal auditor and BDO USA, LLP (BDO), our independent registered public accounting firm.  Management represented that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Committee reviewed and discussed the audited consolidated financial statements, as well as the unaudited financial statements included in Quarterly Reports on Form 10-Q for each of the first three quarters of the fiscal year, with management, the internal auditor and BDO.  The Committee discussed with BDO the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to communication with audit committees.  BDO also provided the Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO's communications with the audit committee concerning independence, and the Committee discussed with BDO its independence from the Company and management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended March 31, 2013 for filing with the Securities and Exchange Commission. The Board has adopted this recommendation.

The Audit Committee
Stephen P. Soltwedel (Chairman)
Donald Pastor
M. Scott Farese

(1)         Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the Audit Committee Report shall not be deemed incorporated by reference in any such filings.

PROPOSAL 6
STOCKHOLDER PROPOSAL TO AMEND THE COMPANY’S BY-LAWS
TO INCLUDE A STOCKHOLDER PROXY ACCESS PROVISION

Charles M. Knowles, Jr. DVM, 124 Golfmeadows Lane, Chapmanville, WV 25508, who has informed the Company that he owns 522,563 shares of our common stock, has submitted a proposal to stockholders for approval at the Annual Meeting (the Stockholder Proposal). The Stockholder Proposal and the proponent’s supporting statement are printed below:

Proposal and Supporting Statement

Stockholder Proposal

That Section 6 of the Corporation’s By-Laws be amended to include the following subsection (4):

If this Corporation solicits proxies with respect to an election of directors, it shall include in its proxy solicitation materials (including any form of proxy it distributes), at the Corporation’s expense, one or more individuals nominated by a nominating stockholder, in addition to individuals nominated by the board of directors.  For the purpose of this subsection (4), a “nominating stockholder” shall mean one or more persons who have held, directly or in street name, at least one percent (1%) of the Corporation’s issued and outstanding common stock for at least one year prior to the date of the stockholder’s nomination.  The provisions of this subsection (4) may only be amended by a vote of the stockholders.

Supporting Statement

The above-proposed amendment will give stockholders the ability to nominate directors to the Corporation’s board of directors (the “Board”) and to have those nominees included in the Corporation’s proxy materials at the Corporation’s expense.  If adopted, this amendment will make directors more accountable to stockholders and improve corporate governance.

Currently, candidates for election to the Board are selected by the Nominating and Governance Committee of the Board of Directors (the “Committee”).  The Committee will consider candidates recommended by stockholders, but such candidates will not become nominees for election to the Board unless approved by the Committee.  Such a nominating process tends to produce nominees favored by a company’s management and protect incumbent directors.

By giving stockholders the right to directly nominate candidates for election to the Board, stockholder interests will become paramount.  To maintain their positions, all directors will need to be responsive to stockholder concerns and demonstrate their commitment to maximizing stockholder value.  This focus on protecting stockholder interests will produce a more effectively governed corporation.

Moreover, the above-proposed amendment will harmonize the Corporation’s bylaws with a recently enacted Delaware statute.  In 2009, the State of Delaware, in an effort to protect stockholder interests, adopted Section 112 of the Delaware General Corporation Law titled “Access to proxy solicitation materials,” upon which the above-proposed amendment is based.

For additional information regarding stockholder nominating rights, I invite my fellow stockholders to review the work of Harvard University’s Professor Lucian Arye Bebchuk, specifically his papers:

o	Stockholder Access to the Ballot, available at:
http://www.law.harvard.edu/programs/olin_center/papers/428_bebchuk.php, and

o	The Business Roundtable’s Untenable Case Against Shareholder Access, available at:
http://www.law.harvard.edu/programs/olin_center/papers/516_Bebchuk.php

Position of the Board

WHILE THE STOCKHOLDER PROPOSAL DOES NOT VIOLATE EITHER DELAWARE LAW OR ANY SECURITIES AND EXCHANGE COMMISSION (SEC) OR NYSE MKT RULES OR REGULATIONS APPLICABLE TO THE COMPANY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL FOR THE FOLLOWING REASONS:

•
The Stockholder Proposal would risk subjecting the Company to the costs and disruptions associated with director election contests and impaired functioning of the Board, including contests initiated by persons lacking a significant long-term financial interest in the Company or with other private interests and agendas;

•	The Stockholder Proposal does not limit the total number of director candidates that stockholders can nominate in a given year;

•	The Stockholder Proposal does not limit the number of directors who could be elected through the proposed process;

•
The Nominating and Governance Committee is best positioned to review and recommend director nominees who have the skills and qualifications to enhance the effectiveness of the Board and who will represent the interests of all stockholders and not just those with a narrow agenda; and

•	The Stockholder Proposal is not necessary because the Company already has an accountable and responsive Board.

The Stockholder Proposal would risk subjecting the Company to the costs and disruptions associated with director election contests and impaired functioning of the Board, including contests initiated by persons lacking a significant long-term financial interest in the Company or with other private interests and agendas.  Election contests require substantial attention and resources and inherently divert the time and attention of the Board and management away from running the Company’s businesses for the long-term benefit of all stockholders. If passed, the Stockholder Proposal would entitle one or more stockholders holding as little as 1% of the Company’s stock for a single year to access the Company’s proxy materials.  To put this into perspective, at 1%, a stockholder would have an investment of less than $150,000 worth of shares assuming approximately 31,161,000 shares outstanding and a per share price of $0.47, the closing price of the Company’s shares as of the end of fiscal year 2013. Moreover, because the Stockholder Proposal does not take into account the possible hedging of a nominating stockholder’s economic interest in our stock and permits an unlimited number of stockholders to aggregate their shares to meet the low 1% ownership threshold, a proponent or group of proponents could have little to no long-term financial interest in the Company and still be entitled to access to our proxy materials. In addition, since the Stockholder Proposal would permit unlimited nominations in any given year, the Company would have to dedicate significant resources to verifying the eligibility of innumerable proponents every year to confirm conformity to the Stockholder Proposal’s low thresholds in addition to considering the qualifications of any proposed nominees. We believe there are better uses for the Company’s resources.

Furthermore, the Stockholder Proposal’s low ownership and short holding period requirements – which are significantly below the 3% stock ownership and 3 year holding period requirement set by Rule 14a-11,1 the SEC’s proxy access rule that was vacated by DC Circuit Court of Appeals in July 2011,2 – make it more likely that the proxy access provisions outlined in the Stockholder Proposal could be used to nominate director candidates representing narrowly-focused special interests which may contrast with the Board’s efforts to maximize long-term stockholder value that our stockholders support.  Because the Stockholder Proposal would effectively allow director nominees to bypass the Company’s Nominating and Governance Committee’s oversight system, we further believe that the Stockholder Proposal could result in a field of director candidates (and ultimately a Board) that includes fewer independent and qualified individuals, as proxy access nominees under the Stockholder Proposal would not have to satisfy SEC, stock exchange or Company-driven independence requirements or other qualification standards or requirements, thus potentially jeopardizing the quality and effectiveness of the Board.

The Stockholder Proposal does not limit the total number of director candidates that stockholders can nominate in a given year.   Unlike the SEC’s now defunct Rule 14a-11, which granted stockholders the right to nominate up to a maximum of 25% of the entire board (with a minimum of one director) and gave priority to the candidates nominated by the largest stockholders or stockholder groups based on their total stock ownership until it was vacated by the DC Circuit Court of Appeals in July 2011, the Stockholder Proposal includes no mechanism to limit the number of nominees or prioritize candidates when multiple stockholder nominees are to be included in the proxy materials relating to a single meeting. This could result in the Company being obligated to present an unlimited number of stockholder nominees in each election, thereby adding complexity to the proxy statement, distracting stockholders, and turning every election into a proxy contest. Managing an annual election with multiple candidates whose proponents use the Company’s proxy statement to promote their candidates for the Board would require the commitment of substantial management time and energy and the expenditure of significant Company resources which may significantly outweigh any potential benefit provided to stockholders.

1 SEC Release No. 33-9136 (Aug. 25, 2010)(the Adopting Release) - Accessible at: http://www.sec.gov/rules/final/2010/33-9136.pdf.  The SEC noted in the Adopting Release that it chose the 3% ownership threshold because it “properly balances our belief that Rule 14a-11 should facilitate shareholders’ traditional state law rights to nominate and elect directors with the potential costs and impact of the amendments on companies. The ownership threshold we are establishing should not expose issuers to excessively frequent and costly election contests conducted through use of Rule 14a11, but it is also not so high as to make use of the rule unduly inaccessible as a practical matter.”

2 Rule 14a-11 was vacated by the DC Circuit Court of Appeals in Business Round Table and Chamber of Commerce of the United States of America v. Securities and Exchange Commission, 647 F. 3d 1144 (2011) on July 22, 2011 on the grounds that the SEC promulgated Rule 14a-11 in violation of the Administrative Procedure Act because, among other reasons, the SEC failed adequately to consider the rule’s effect upon efficiency, competition, and capital formation, as required by Section 3(f) of the Exchange Act and Section 2(c) of the Investment Company Act of 1940.

The Stockholder Proposal does not limit the number of directors who could be elected through the proposed process.    The Stockholder Proposal does not limit the aggregate number of nominees that may be presented to stockholders and ultimately elected to the Board, and therefore the Stockholder Proposal could cause the Board to become a fragmented body composed individuals representing divergent minority interests, thereby making it difficult for the Board to function effectively. Furthermore, the absence of any limitation on the number of stockholder nominees who could be eligible for inclusion in our proxy statement each year would create the risk of the entire Board potentially being replaced in a single year - each and every year – thus undermining the long-term benefits that accrue to the Company from having continuity, stability and trust among our directors and potentially destroying the wealth of institutional knowledge generated by having a contiguous Board.

The Nominating and Governance Committee is best positioned to review and recommend director nominees who have the skills, qualifications and experience to enhance the effectiveness of the Board and who will represent the interests of all stockholders.  Having nominees evaluated and recommended by the Nominating and Governance Committee enhances the effectiveness of the Board because the Committee is better positioned than any single stockholder or group of stockholders to determine whether a potential nominee’s talents, experience and character would complement those of current members.  Historically, the evaluation process utilized by the Nominating and Governance Committee has produced directors possessing the educational, professional, and business attributes that are critical to the functionality of the Board, and has resulted in the nomination and election of four independent and eminently qualified directors at the present time. Their presence permits our Board to function at a high level and within applicable regulatory and internal guidelines.  Passage of the Stockholder Proposal would put this critical process – and ultimately the best interests of our stockholders – at risk.

Specifically, the Stockholder Proposal could disrupt the Nominating and Governance Committee’s ability to select nominees that satisfy the requirements promulgated by the NYSE MKT and the SEC, in addition to the Company’s own independence standards.  For example, a nominee who does not satisfy applicable independence standards would not be eligible to serve on the Company’s Audit, Nominating and Governance, or Compensation Committees, which could compromise the quality and effectiveness of the Board. This may lead to a counterproductive hierarchy and unbalanced allocation of responsibility among our directors by dividing those directors who meet the Board’s independence and qualification standards from those who do not. The resulting fragmentation and dysfunction among our Board could cause an unacceptable level of director turnover and could ultimately dissuade well-qualified candidates from serving on the Board.

The Stockholder Proposal is not necessary because the Company already has an accountable and responsive Board.  One of the fundamental premises of the Stockholder Proposal is that accountability to stockholders may be lacking at the Company and that proxy access as outlined in the Stockholder Proposal will remedy this shortcoming. Your Board finds this premise to be untenable. To begin with, there is no lack of independent representation of stockholders on the Board. Indeed, today, 67% percent of the Board is made up of independent directors.  Nor can it be credibly maintained that stockholders lack access to make their views known to individual directors and the Board as a whole, as the Company’s By-Laws and the Board’s practices already afford stockholders direct input on important corporate matters and a meaningful role in the election of directors. The measures include:

•
As described on Page 10 of this Proxy Statement, a means for communicating directly with the entire Board, any Committee of the Board, the non-management directors as a group or any individual director by calling the hotline administered by the Company’s third party service provider, Lighthouse Services;

•	As described on Page 10 of this Proxy Statement, separation of the Chairman of the Board and CEO positions, resulting in increased independence from and greater oversight over Company management;

•
As described on Page 11 of this Proxy Statement, procedures for stockholders to propose Board nominees to the Nominating and Governance Committee, which the Committee considers on the same basis as proposed nominees from other sources;

•	By-Laws allowing stockholders to directly nominate candidates for the Board;

•	The opportunity for stockholders to solicit proxies for their nominees;

•	Annual elections of all directors; and

•
As described on Page 27 of this Proxy Statement, the Board has recommended the adoption of an annual say-on-pay vote so that the Company’s stockholders can promptly provide their views on executive compensation matters.

For the reasons described above, the Board believes that it is not in the best interests of the Company or its stockholders to adopt the Stockholder Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

MISCELLANEOUS
Proposals of Stockholders; Stockholder Business

If you wish to submit a proposal for consideration at our 2013 Annual Meeting of Stockholders, you should submit the proposal in writing to Advanced Photonix, Inc. Attention: Corporate Secretary, 2925 Boardwalk, Ann Arbor, Michigan 48104.  To be included in next year’s proxy materials, proposals must be received by us on or before March 14, 2014, and must, in all other respects, comply with Rule 14a-8 under the Exchange Act.  If you intend to present a proposal at our 2014 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials, you are required to provide notice of such proposal to us in accordance with our By-Laws no later than the close of business on June 24, 2014 and no earlier than the close of business on May 25, 2014. We may vote in our discretion as to any such proposal all of the shares for which we have received proxies for the 2014 Annual Meeting of Stockholders in accordance with and subject to applicable rules under the Exchange Act.

Annual Report

The Company’s 2013 Annual Report is being made available contemporaneously with this Proxy Statement and form of proxy to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

Form 10-K

AT YOUR WRITTEN REQUEST, WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K (THE 10-K) AS FILED WITH THE SEC FOR THE FISCAL YEAR ENDED MARCH 31, 2013.  PLEASE MAIL YOUR REQUEST TO THE SECRETARY, ADVANCED PHOTONIX, INC., 2925 BOARDWALK, ANN ARBOR, MICHIGAN 48104.  YOU MAY ALSO ACCESS OUR FORM 10-K UNDER THE “INVESTORS” LINK ON OUR WEBSITE AT WWW.ADVANCEDPHOTONIX.COM.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2013

A copy of this Proxy Statement, the enclosed proxy card, the 10-K and the Company’s Annual Report for the fiscal year ended March 31, 2013, together with directions to the Annual Meeting, can be found at the website address: www.cstproxy.com/advancedphotonix/2013.

Your vote is important.  We urge you to vote without delay.

By Order of the Board of Directors,

ROBIN F. RISSER,
Secretary

Dated:  July 12, 2013

APPENDIX A

ADVANCED PHOTONIX, INC.
2013 EQUITY INCENTIVE PLAN
(As adopted by the Board of Directors on August 31, 2012
and further amended on June 3, 2013)

1.
The Plan. This 2013 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of stock of Advanced Photonix, Inc. (the “Corporation”) by employees and non-employee directors of, and consultants and advisors to, the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Corporation.

2.
Types of Awards. The following types of awards (each, an “Award”) may be granted under the Plan: (a) options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) options not intended to qualify as ISOs (“NSOs” and together with ISOs, “Options”) and (c) restricted stock grants (“Stock Grants” and the shares of restricted stock of which Stock Grants are comprised are herein referred to as “Restricted Stock”).

3.
Stock Subject to the Plan. Subject to the provisions of Section 10, a total of 3,000,000 shares of Class A Common Stock, par value $.001 per share, of the Corporation (the “Stock”) will be authorized for issuance under the Plan, of which a maximum of 1,800,000 shares of Stock may be issued upon the exercise of ISOs. The following shares of Stock may also be used for further issuances of Awards under the Plan: (i) shares of Stock which have been forfeited under a Stock Grant, (ii) shares of Stock which are allocable to the unexercised portion of an Option Award issued under the Plan which has expired or been terminated, (iii) shares of Stock withheld upon exercise of an Option to satisfy the exercise price of such Option, (iv) shares of Stock withheld upon exercise of an Option to satisfy tax withholding obligations and (v) in connection with the vesting of a Stock Grant, shares of Stock surrendered from such Stock Grant to satisfy tax withholding obligations.  Each share of Stock issuable upon exercise of an Option or subject to a Stock Grant shall be counted as one share of Stock at the time of grant for purposes of the limit set forth under this Section and the limit set forth under Section 7(b).  Shares of Stock issued under the Plan may be authorized but unissued shares of Stock or Stock held as treasury stock.

4.
Administration. The Plan shall be administered by a committee (the “Committee”) composed of no fewer than three (3) members of the Board of Directors of the Corporation (the “Board”) each of whom meets the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee director” under the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or rules and regulations promulgated thereunder. Except as otherwise provided herein, the Committee shall have plenary authority, in its discretion, to determine to whom among the eligible persons Awards shall be granted, the number of shares of Stock subject to each Award, the terms of each Award including the option exercise price and the vesting schedule of each Option, the vesting conditions of each Stock Grant, and whether any Option is intended to be an ISO or an NSO. The Committee shall have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable. The interpretation, construction and administration by the Committee of any provisions of the Plan or of any Award granted under the Plan shall be final and binding on recipients of Awards under the Plan and no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder by the Committee.

5.
Eligibility. All employees (including, except for purposes of the last sentence of Section 7(a), persons who have accepted offers of employment) and non-employee directors of, and consultants and advisors to, the Corporation and its subsidiaries (including subsidiaries which become such after adoption of the Plan) shall be eligible for Awards under the Plan. In making the determination as to persons to whom Awards shall be granted and as to the number of shares of Stock to be covered by such Awards, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.  Except as expressly provided in Section 6(a), the adoption of the Plan shall not be deemed to give any employee, non-employee director, consultant and/or advisor any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee. Neither the Plan nor any Award granted under the Plan is intended to or shall confer upon any Awardee (as defined in Section 16) any right with respect to continuation of any employment, consulting or advisory relationship with the Corporation or any of its subsidiaries or with respect to continued service on the Board.

6.	Awards to Non-Employee Directors.

(a)
Annual Director Grants. On the first business day in September of each calendar year, including the calendar year in which the Effective Date (as defined in Section 11) falls, each then serving non-employee director of the Corporation shall automatically receive a Stock Grant equal to 25,000 shares of Restricted Stock (an “Annual Director Grant”).  Subject to Section 9(e)(iii), each Annual Director Grant made pursuant to this Section 6(a) shall vest in full on the six month anniversary of the grant date.

(b)
Discretionary Director Grants.  The Committee may also, in its sole discretion, grant non-employee directors discretionary Awards, which shall be subject to the terms of Section 8 or Section 9, as applicable, and such other terms and conditions as the Committee may prescribe (each such discretionary Award, a “Discretionary Director Grant”).

(c)
Termination of Automatic Director Grants Under 2007 Equity Incentive Plan. From and after the Effective Date, no Option Awards or Stock Grant Awards shall be made to any non-employee director pursuant to Section 6 of the Corporation’s 2007 Equity Incentive Plan.

7.	Certain Limits on Awards.

(a)
Limit on ISOs. The aggregate fair market value (determined as of the date of the Option Award) of Stock with respect to which ISOs granted to an employee (whether under the Plan or under any other stock option plan of the Corporation or its subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000 (or such other amount as the Internal Revenue Service may decide from time to time for purposes of Section 422 of the Code). If any grant of Options is made to an Optionee (as defined in Section 16) in excess of the limits provided in the Code, the excess shall automatically be treated as an NSO. Only employees of the Corporation or any of its subsidiaries shall be eligible to receive the grant of an ISO.

(b)
Limit on all Awards. The number of shares of Stock as to which an Awardee may be granted Awards under the Plan during any calendar year shall not exceed 300,000 subject to the provisions of Section 10.

8.
Terms and Conditions of Options.  The Committee may in its discretion grant Options, which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)
Form of Option. Each Option Award granted pursuant to the Plan shall be evidenced by an agreement (the “Option Agreement”) which shall clearly identify the status of the Option granted (i.e., whether an ISO or an NSO) and which shall be in such form as the Committee shall from time to time approve. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, provisions for permitting the exercise of the Option over time or subject to Performance Conditions (as defined in Section 9(c)), and other restrictions upon the exercise of the Option, as the Committee shall deem advisable.

(b)
Stated Term. The term of each Option granted shall be for a maximum of ten years from the date of granting thereof, or a maximum of five years in the case of an ISO granted to a 10% Holder (as defined in in Section 16), but may be for a lesser period or be subject to earlier termination as provided by the Committee or the provisions of the Plan or the Option Agreement.

(c)
Option Exercise Price. Each Option Award shall state a per share Option exercise price, which shall be not less than 100% of the fair market value of a share of Stock on the date of the Option Award, nor less than 110% of such fair market value in the case of an ISO granted to an individual who, at the time the Option Award is granted, is a 10% Holder. The fair market value of shares of Stock for purposes of the Plan shall be determined by the Committee, provided, however, that such determination shall be made in a manner consistent with the rules under Section 409A of the Code.

(d)
Exercise of Options. An Option Award may be exercised from time to time as to any part or all of the Stock as to which it is then exercisable in accordance with its terms, provided, however, that an Option Award may not be exercised as to fewer than 100 shares at any time (or for the remaining shares then purchasable under the Option Award, if fewer than 100 shares). In addition, except as otherwise permitted by the Committee, Options granted under the Plan may not be exercised prior to the expiration of six months from the date of Option grant. The Option Award exercise price shall be paid in full at the time of the exercise thereof (i) in cash, (ii) by the transfer to the Corporation of shares of Stock (including by withholding shares of Stock deliverable upon exercise of the Option Award) with a fair market value equal to the Option Award exercise price, (iii) if permitted under the Corporation’s policies then in effect (including, but not limited to, the Corporation’s Securities Trading Policy), by authorizing the Corporation to arrange a sale on behalf of the Optionee (as defined in Section 16) of some or all of the shares to be acquired upon the exercise of the Option and the remittance to the Corporation of a sufficient portion of the sale proceeds to pay the exercise price for all of the shares as to which the Option is being exercised, any withholding or employment taxes, and all applicable fees, including brokerage fees, resulting from such exercise and sale, or (iv) by a combination of cash and the transfer of shares of Stock pursuant to clause (ii) above, provided, however, that the withholding of shares of Stock deliverable upon exercise of an Option shall not be permitted with respect to the exercise of any option intended to qualify as an ISO. The holder of an Option Award shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of the Option Award prior to the date of exercise.

(e)
Non-Transferability of Options. Except as provided in the following sentence, an Option shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by him or his legal representative. If permitted by the Committee in its sole discretion, NSOs may be transferred by the Optionee by gift to members of the Optionee’s immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only owners. A transferred NSO shall be subject to all of the same terms and conditions of the Plan and the Option Agreement as if such NSO had not been transferred. Any transfer of Options made under this provision will not be effective until actual notice of such transfer is delivered to and received by the Corporation.

(f)	Cessation of Service.

(i)
Cessation of Service. For purposes of all sections of the Plan, the phrase “cessation of service” or any variation thereof shall mean (A) with respect to an employee of the Corporation, such employee’s ceasing to provide services as an employee of the Corporation or any of its subsidiaries, (B) with respect to a non-employee director, such director’s ceasing to be a member of the Board, or (C) with respect to a consultant or an advisor, termination of the contractual relationship between such consultant or advisor and the Corporation, in each instance for any reason, including in the case of employees, termination as a result of Retirement or Disability (as defined later in this Section 8(f)). The phrase “Termination Date” shall mean the date of any cessation of service.

(ii)	Treatment of Employee Options.

(A)
Death or Disability. In the event an employee ceases to provide services to the Corporation or any of its subsidiaries as a result of Disability, but subject to the succeeding sentence, Option Awards granted to such employee which are subject solely to time based conditions shall continue to vest in accordance with their terms as if such employee continued to provide services to the Corporation and shall remain exercisable for their stated term, provided that such employee was employed by the Corporation or any of its subsidiaries for a period of at least one year following the grant of the Option Award and prior to the Termination Date or as otherwise determined by the Committee. In the event of an employee’s death (1) while providing services to the Corporation or any of its subsidiaries or (2) following a cessation of service due to Disability, the Option Award shall become fully exercisable by the employee’s estate and shall remain exercisable for their stated term, provided that such employee was employed by the Corporation or any of its subsidiaries for a period of at least one year following the grant of the Option Award and prior to the Termination Date or as otherwise determined by the Committee.

(B)
Other Cessation of Employment. Except as otherwise set forth in Section 8(f)(ii)(A), in the Option Agreement or as otherwise determined by the Committee, the number of shares of Stock which may be purchased upon the exercise of an Option Award shall not exceed the number of shares of Stock as to which such Option Award was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date.  If the employee’s cessation of service was as a result of the employee’s Retirement, the Option Award shall remain exercisable for its stated term, provided that such employee was employed by the Corporation or any of its subsidiaries for a period of at least one year following the grant of the Option Award and prior to the Termination Date or as otherwise determined by the Committee.  Except as otherwise set forth in this Section 8(f)(ii) or in the Option Agreement, an Option Award granted to an employee shall remain exercisable for three (3) months (or, if shorter, the remainder of its stated term) following the Termination Date.  For purposes of the previous sentence, an employee who continues to provide services to the Corporation as a non-employee director of the Corporation or as a consultant to the Corporation following termination of his employment by the Corporation or any of its subsidiaries shall be deemed to continue to be employed by the Corporation for the period of such provision of services or consultancy.

(C)
Definitions. The term “Retirement” as used in this Section 8(f) means the termination of the employment of an Optionee with the Corporation or its subsidiary on or after (A) the Optionee’s 65th birthday or (B) the Optionee’s 55th birthday if the Optionee has completed ten years of service with the Corporation or a subsidiary of the Corporation. The term “Disability” as used in this Section 8(f)(ii) shall have the meaning set forth in Section 22(e)(3) of the Code.

(iii)
Treatment of Consultant and Advisor Options. Except as otherwise set forth in the Option Agreement, in the event of a cessation of service of a consultant or advisor, the number of shares of Stock which may be purchased upon the exercise of an Option shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date. Except as otherwise set forth in the Option Agreement, an Option granted to a consultant or advisor shall remain exercisable by such consultant or advisor for a period of three (3) months following the Termination Date (or, if shorter, the remainder of the Option’s stated term).

(iv)
Treatment of Non-Employee Director Options.  The number of shares of Stock which may be purchased upon the exercise of an Option Award granted to a non-employee director pursuant to Section 6 shall not exceed the number of shares of Stock as to which such Option Award was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date.  Options exercisable in accordance with the previous sentence shall remain exercisable for the remainder of the Option’s stated term.

(v)
Other Limitations. Notwithstanding anything to the contrary in this Section 8(f), if the cessation of service is as a result of gross misconduct, including without limitation, violations of applicable Corporation policies or legal or ethical standards, as determined by the Corporation, all rights under the Option Award shall terminate on the Termination Date. In addition to the foregoing, the Committee may impose such other limitations and restrictions on the exercise of an Option Award following the Termination Date as it deems appropriate, including a provision for the termination of an Option Award in the event of the breach by the Optionee of any of his contractual or other obligations to the Corporation.

9.
Terms and Conditions of Stock Grants. The Committee may in its discretion grant Stock Grants, which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)
Form of Grant. Each Stock Grant shall be evidenced by an agreement (the “Restricted Stock Agreement”), in such form as the Committee shall approve, which Agreement shall be subject to the terms and conditions set forth in this Section 9 and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall deem advisable.

(b)
Number of Shares Subject to an Award; Consideration. The Restricted Stock Agreement shall specify the number of shares of Stock subject to the Stock Grant. A Stock Grant shall be issued for such consideration as the Committee may determine and may be issued for no cash consideration or for such minimum cash consideration as may be required by applicable law.

(c)
Conditions. Each Stock Grant shall be subject to such conditions as the Committee shall establish (the “Conditions”), which may include, but not be limited to, conditions which are based upon the continued employment or service of the Grantee (as defined in Section 16) over a specified period of time, or upon the attainment by the Corporation of one or more measures of the Corporation’s operating performance, such as earnings, revenue, operating or net cash flows, financial return ratios, total shareholder return or such other measures as may be determined by the Committee (the “Performance Conditions”), or upon a combination of such factors. Measures of performance may be based upon the performance of the Corporation or upon the performance of a defined business unit or function for which the Grantee has responsibility or over which the Grantee has influence. The Grantee shall have a vested right to the Stock subject to the Stock Grant to the extent that the Conditions applicable to such Stock Grant have been satisfied or waived. Except as otherwise provided under the Plan, a Grantee shall forfeit all of his right, title and interest in and to any Stock subject to a Stock Grant in the event that (and to the extent that) such Conditions are not satisfied or waived.

(d)
Limitations on Transferability. As used herein, the term “Restricted Period” means, with respect to any shares of Stock subject to a Stock Grant, the period beginning on the Award Date and ending on the date on which the Conditions applicable to the Stock Grant have been satisfied or waived. During the Restricted Period, the Grantee will not be permitted to sell, transfer, exchange, pledge, assign or otherwise dispose of any shares of Stock subject to the Stock Grant (except for shares of Stock as to which the Grantee’s rights have vested); provided, however, that the Committee in its discretion may permit the transfer by the Grantee by gift of shares of Stock to members of the Grantee’s immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only owners, it being understood that any shares of Stock so transferred shall remain subject to all of the terms and conditions of the Plan and the applicable Restricted Stock Agreement as if the shares of Stock had not been transferred, and no transfer of shares of Stock during the applicable Restricted Period will be effective until notice of such transfer is delivered to the Corporation. Except as provided in the preceding sentence, any attempt to transfer shares of Stock subject to a Stock Grant prior to the Conditions applicable to such Stock Grant being satisfied or waived shall be ineffective.

(e)	Cessation of Service.

(i)
Except as set forth in Section 9(e)(iii), upon the Grantee’s cessation of service for any reason during the Restricted Period, all shares of Stock subject to a Stock Grant as to which the Conditions have not lapsed or been satisfied or waived shall be forfeited by the Grantee as of the Termination Date.

(ii)
In the event of any Grantee’s cessation of service for any reason, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Corporation, accelerate or waive in whole or in part any or all time-based or continuous service Conditions or Performance Conditions with respect to all or part of such Grantee’s Stock Grant, except as to any Stock Grant that is intended to constitute “performance-based compensation” under Section 162(m) of the Code, and provided the Committee may not exercise such discretion in connection with a termination of service for gross misconduct, including without limitation, violations of applicable Corporation policies or legal or ethical standards.

(iii)
With respect to the Annual Director Grants and the Discretionary Director Grants, in the event of a Grantee’s cessation of service as a director as a result of such Grantee’s death, all remaining time-based restrictions shall be deemed to have been satisfied as of the date of such director’s cessation of service. Upon the Grantee’s cessation of service as a director for any other reason, all shares of Restricted Stock awarded to the non-employee director as to which the Conditions have not been satisfied shall be forfeited by the Grantee as of the Termination Date.

(f)
Rights as a Stockholder. Except as otherwise provided under the Plan or as the Committee may otherwise determine, upon receipt of a Stock Grant, the Grantee shall have all of the rights of a stockholder of the Corporation, including the right to vote the shares subject to a Stock Grant and to receive dividends and other distributions thereon, provided that distributions in the form of stock shall be subject to all of the terms and conditions of the Plan and the Restricted Stock Agreement.

10.	Changes in Capitalization, Liquidations and Mergers.

(a)
Changes in Capitalization. In the event of a stock dividend, recapitalization, reclassification, split-up or combination of shares, any extraordinary cash dividend or other similar corporate transaction or event, the Committee shall have the power to make appropriate adjustments of the exercise price of Options and of the number and kind of shares as to which such Options are then exercisable, to the end that the Optionee’s proportionate interest shall be maintained as before the occurrence of such event. An appropriate adjustment shall also be made in the total number and kind of shares of Stock reserved for the future granting of Awards under this Plan (and to the maximum number of Awards, including ISOs, that may be granted, and to the maximum number of shares of Stock as to which an Awardee may be granted Awards under the Plan during any calendar year). Any such adjustment made by the Committee pursuant to this Plan shall be binding upon the holders of Awards hereunder for all purposes under the Plan.

(b)
Mergers, Consolidation, Reorganization, Etc. In the event of a sale of all or substantially all of the assets of the Corporation or in the event of a merger or consolidation of the Corporation into or with another company (a “Merger”) in circumstances in which the stockholders of the Corporation immediately prior to the Merger do not own a majority of the securities of the successor entity entitled to vote generally in the election of the directors, board of managers, or persons performing similar functions, for the successor entity, the Board at its election shall as of a date not later than ten days prior to the date of any such Merger: (i) with respect to outstanding Options, make such arrangements as it determines appropriate (A) to cause each Option to be exchanged or converted into an award of options to purchase securities of the successor entity having an equivalent value as the Option to be converted, or (B) to provide that all then outstanding Options shall become exercisable in full, or (C) to take such other action as it determines appropriate, (ii) with respect to outstanding Stock Grants which are not fully vested and are subject solely to continuous service Conditions, make arrangements as it determines appropriate (A) to cause each Stock Grant to be exchanged or converted into a restricted stock grant covering securities of the successor entity having an equivalent value to the unvested portion of the Stock Grant to be converted, or (B) to provide that all such Conditions to which such Stock Grants are subject are satisfied, and (iii) with respect to Stock Grants which are not fully vested and are subject to Performance Conditions, make arrangements as it determines appropriate (A) to cause each such Stock Grant to be exchanged or converted into a restricted stock grant covering securities of the successor entity having an equivalent value to the unvested portion of the Stock Grant and to amend the applicable Performance Conditions as appropriate, including by converting such Performance Conditions to continuous service Conditions, or (B) to provide that all such Conditions to which such Stock Grants are subject are satisfied or waived.

(c)	Dissolution of the Corporation.

(i)
In the event of the dissolution of the Corporation, whether voluntary or otherwise, (A) all Stock Grants to the extent the applicable Conditions have not been satisfied by the date specified in Section 10(c)(ii) shall be forfeited, and (B) all Options outstanding under the Plan on the date specified in Section 10(c)(ii) shall be exercised, if at all, no later than 90 days after the date specified in Section 10(c)(ii) and shall be exercisable only to the extent such Options could have been exercised on the date specified in Section 10(c)(ii). All Options not exercisable on the date specified in Section 10(c)(ii) shall terminate upon such date, and all Options exercisable on such date shall, to the extent not exercised within the 90-day period commencing on such date, terminate at the end of such ninety-day period.

(ii)
The date specified in this Section 10(c)(ii) is the date of the earliest to occur of the following events: (A) the entry, in a court having jurisdiction, of an order that the Corporation be liquidated or dissolved; (B) adoption by the stockholders of the Corporation of a resolution resolving that the Corporation be dissolved voluntarily; or (C) adoption by the stockholders of the Corporation of a resolution to the effect that the Corporation cannot, by reason of its liabilities, continue its business and that it is advisable to dissolve the Corporation.

(d)
No Constraint on Corporate Action. Nothing in the Plan shall be construed (i) to limit or impair or otherwise affect the Corporation’s right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, or to merge or consolidate, dissolve or sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 13 or Section 14, to limit the right or power of the Corporation or any subsidiary to take any action which such entity deems to be necessary or appropriate.

(e)
Limitation on Adjustments to Awards. Notwithstanding anything to the contrary in this Section 10, (i) no adjustments shall be made with respect to an Award to an employee covered under Section 162(m) of the Code to the extent such adjustment would cause an Award intended to qualify as “performance-based compensation” under that Section of the Code to fail to so qualify, and (ii) no adjustment pursuant to this Section 10 shall be made with respect to any ISO without the consent of the Optionee, if such adjustment would be a modification of such Option within the meaning of Section 424(h) of the Code.

11.	Effective Date of Plan; Registration of Stock.

(a)
The Plan is subject to the approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Company within twelve months after the date of the adoption of the Plan by the Board (the date of which approval by the stockholders is the “Effective Date”).

(b)
Notwithstanding the preceding, (i) the Committee may, in its discretion, grant Option Awards prior to the Effective Date; provided, however, that no such Option Award may be exercised prior to the Effective Date or before the shares of Stock subject to the Plan are properly Registered, and (ii) the Committee may not issue Stock Grant Awards prior to the Effective Date or before the shares of Stock subject to the Plan are properly Registered.  If the Effective Date does not occur on or before August 31, 2013, the Plan and all then outstanding Awards made under the Plan shall automatically terminate and be of no further force and effect.

(c)
For purposes of this Section 11, the shares of Stock subject to the Plan will automatically deemed to be “Registered” upon the later of the date the (i) Form S-8 registering the shares of Stock authorized under the Plan becomes effective, and (ii) NYSE MKT Additional Listing Application relating to the shares of Stock authorized under the Plan is approved.

12.
Term of Plan. The Plan, if approved by the Corporation’s stockholders, will be effective on the Effective Date. The Plan shall terminate on August 30, 2022, and no Awards shall be granted after such date, provided that the Board may at any time terminate the Plan prior thereto. Except as provided in Section 11, the termination of the Plan shall not affect the rights of Awardees under Awards previously granted to them and all Awards shall continue in full force and effect after termination of the Plan, except as such Awards may lapse or be terminated by the terms of the Plan, the Option Agreement or the Restricted Stock Agreement.

13.
Amendment of the Plan. The Board shall have complete power and authority to modify or amend the Plan (including the forms of Award Agreement) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Corporation, (i) increase the maximum number of shares of Stock which in the aggregate are subject to Awards or which may be granted pursuant to ISOs under the Plan (except as provided by Section 10), (ii) extend the term of the Plan or the period during which Awards may be granted or Options exercised, (iii) reduce the Option exercise price below 100% (110% in the case of an ISO granted to a 10% Holder) of the fair market value of the Stock issuable upon exercise of an Option at the time of the granting thereof, other than to change the manner of determining the fair market value thereof (consistent with the rules under Section 409A of the Code), (iv) except as provided by Section 10, increase the maximum number of shares of Stock as to which an Awardee may be granted an Award during any calendar year under the Plan pursuant to Section 7(b), (v) materially increase the benefits accruing to participants under the Plan, (vi) modify the requirements as to eligibility for participation in the Plan, or (vii) with respect to Options which are intended to qualify as ISOs, amend the Plan in any respect which would cause such Options to no longer qualify for ISO treatment pursuant to the Code. No amendment of the Plan shall, without the consent of the Awardee, adversely affect the rights of such Awardee under any outstanding Award Agreement.

The Plan is intended to comply with the requirements of Section 409A of the Code, without triggering the imposition of any tax penalty thereunder. To the extent necessary or advisable, the Board may amend the Plan or any Award Agreement to delete any conflicting provision and to add such other provisions as are required to fully comply with the applicable provisions of Section 409A of the Code and any other legislative or regulatory requirements applicable to the Plan.

14.
No Repricing and Cash Buyout. Repricing of Options shall not be permitted. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its exercise price, (ii) any other action that is treated as a “repricing” under generally accepted accounting principles, (iii) canceling an Option at a time when its price is equal to or less than the fair market value of the underlying Stock in exchange for another Award, and (iv) repurchasing for cash an Option at a time when its price is equal to or less than the fair market value of the underlying Stock, in each case, unless the change, other action or cancellation, exchange or repurchase occurs in connection with an event set forth in Section 10.  Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Optionee.

15.
Taxes. The Corporation may make such provisions as it deems appropriate for the withholding of any income, employment or other taxes which the Corporation determines is required in connection with any Award made under the Plan, including requiring the Awardee to make a cash payment to the Corporation equal to the Corporation’s withholding obligation or deducting such amount from any payment of any kind otherwise due to the Awardee. The Corporation may also require notification from the Awardee upon any disposition of Stock acquired pursuant to the exercise of Options granted under the Plan.

16.
Code References and Definitions. Whenever reference is made in the Plan to a section of the Code, the reference shall be to said section as it is now in force or as it may hereafter be amended. The term “subsidiary” shall have the meaning given to the term “subsidiary corporation” by Section 424(f) of the Code. The terms “Incentive Stock Option” and “ISO” shall have the meanings given to them by Section 422 of the Code. The term “10% Holder” shall mean any person who, for purposes of Section 422 of the Code, beneficially owns more than 10% of the total combined voting power of all classes of Stock of the Corporation. The term “Optionee” means the holder of an Option granted hereunder, the term “Grantee” means the recipient of a Stock Grant made hereunder, and the term “Awardee” means an Optionee or a Grantee.  The term “Award Agreement” as used herein means an Option Agreement or Restricted Stock Agreement.

17.
Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the laws in other countries in which the Corporation or its subsidiaries operate or have employees, the Committee in its sole discretion shall have the power and authority to:  (i) determine which subsidiaries shall be covered by the Plan, (ii) determine which employees outside the United States are eligible to participate in the Plan, (iii) modify the terms and conditions of any Award to any participant employed outside the United States as necessary or advisable to comply with applicable foreign laws, (iv) establish subplans and modify exercise or other procedures to the extent necessary or advisable to comply with applicable foreign laws, provided that no such subplan or modification shall increase the share limitations contained in Section 3 or Section 7, and (v) take any other action that the Committee deems advisable to comply with local law.  Notwithstanding the foregoing, the Committee may not take any action under this Section and no Award shall be granted under this authority that would violate the Code, the Exchange Act, any other securities law or other applicable law anywhere, or which would materially increase the benefits accruing to participants under the Plan.

API
Advanced Photonix, Inc.

VOTE BY INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

As an Advanced Photonix, Inc. stockholder, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by August 22, 2013.

Vote Your Proxy on the Internet:		*Vote Your Proxy by Mail:*
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 4 AND 5, AND FOR "1 YEAR" ON PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 6. THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Please mark your votes like this ☒

1. Election of Directors

		FOR all Nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
1. Richard D. Kurtz 2. Robin F. Risser 3. Stephen P. Soltwedel	4. Donald Pastor 5. M. Scott Farese 6. Lance Brewer	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
☐	☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature____________________ Signature____________________ Date__________, 2013.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

The Proxy Statement, 10-K and our 2013 Annual Report to Stockholders are available at:

www.cstproxy.com/advancedphotonix/2013

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Advanced Photonix, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Richard D. Kurtz and Jeff Anderson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of **Advanced Photonix, Inc.** held of record by the undersigned at the close of business on July 2, 2013, at the 2013 Annual Meeting of Stockholders of **Advanced Photonix, Inc. to be held at the offices of Advanced Photonix, Inc., 2925 Boardwalk Street, Ann Arbor, MI 48104 at 10:00 a.m., local time, on Friday, August 23, 2013**, or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued, and to be marked, dated and signed, on the other side)